EXHIBIT 10.4

                          PLEDGE AND SECURITY AGREEMENT
                          (Global Network Assets, LLC)

             THIS INSTRUMENT GRANTS A SECURITY INTEREST BY A UTILITY THIS INSTRUMENT CONTAINS AN AFTER-ACQUIRED PROPERTY PROVISION


         THIS PLEDGE AND SECURITY AGREEMENT ("Agreement") dated as of September 5, 2000, is by and between Global Network Assets, LLC, a Delaware limited liability company ("Debtor"), whose address is 12851 Worldgate Drive, Herndon, Virginia 20170 and whose Tax I.D. No. is 54-2002891 and Nortel Networks Inc., a Delaware corporation ("Secured Party"), as Administrative Agent for the "Lenders", as that term is defined below, whose address is 2221 Lakeside Blvd., Richardson, Texas 75082-4399.

                                R E C I T A L S:
                                 ---------------

         A. Subject to the terms of that certain Credit Agreement dated as of June 30, 2000, among Savvis Communications Corporation, a Delaware corporation ("Holdings"), Savvis Communications Corporation, a Missouri corporation ("Borrower"), certain of the Lenders and Secured Party (the "Original Credit Agreement"), certain of the Lenders extended certain credit facilities to Borrower.

         B. Pursuant to that certain Amended and Restated Credit Agreement dated as of September 5, 2000, among Borrower, Holdings, the lenders named therein (together with their successors and assigns, the "Lenders") and Secured Party (as such agreement may be amended, renewed, extended, restated, replaced, substituted, supplemented or otherwise modified from time to time, the "Credit Agreement"), the Original Credit Agreement is, concurrently herewith, being amended and restated.

         C. Debtor has directly and indirectly benefitted and will directly and indirectly benefit from the Loans evidenced and governed by the Credit Agreement and the other transactions evidenced by and contemplated in the Loan Documents.

         D. The execution and delivery of this Agreement is required by the terms of the Credit Agreement and is a condition to the availability of the Loans to Borrower pursuant to the Credit Agreement.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the adequacy, receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lenders to make the Loans under the Credit Agreement, the parties hereto hereby agree as follows:


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                                    ARTICLE 1

                                   Definitions

         Section 1.1 Definitions. As used in this Agreement, the following terms have the following meanings:

                  "Account" means any "account", as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by Debtor and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by Debtor: (a) all rights of Debtor to payment for goods sold or leased, services rendered or the license of Intellectual Property, whether or not earned by performance; (b) all accounts receivable of Debtor; (c) all rights of Debtor to receive any payment of money or other form of consideration, including, without limitation, all Payment Intangibles;
         (d) all security pledged, assigned or granted to or held by Debtor to secure any of the foregoing; (e) all guaranties of, or indemnifications with respect to, any of the foregoing; (f) all rights of Debtor as an unpaid seller of goods or services, including, but not limited to, all rights of stoppage in transit, replevin, reclamation and resale; (g) all rights to brokerage commissions; and (h) all other Supporting Obligations, including any applicable Letter of Credit Rights.

                  "Amendment" has the meaning specified in Section 4.17(b).

                  "Broker" means any "broker," as such term is defined in Article or Chapter 8 of the UCC, and in any event shall include, but not be limited to, any Person defined as a broker or dealer under the federal securities laws, but without excluding a bank acting in that capacity.

                  "Capital Stock" means corporate stock and any and all securities, shares, partnership interests (whether general, limited, special or other partnership interests), limited liability company interests, membership interests, equity interests, participations, rights or other equivalents (however designated) of corporate stock or any of the foregoing issued by any entity (whether a corporation, a partnership, a limited liability company or another entity) and includes, without limitation, securities convertible into Capital Stock and rights, warrants or options to acquire Capital Stock.

                  "Chattel Paper" means any "chattel paper," as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by Debtor.

                  "Clearing Corporation" means any "clearing corporation," as such term is defined in Article or Chapter 8 of the UCC, and in any event shall include, but not be limited to, any (a) Person that is registered as a "clearing agency" under the federal securities laws,
         (b) federal reserve bank, or (c) other Person that provides clearance or settlement services


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         with respect to Financial Assets that would require it to register as a clearing agency under the federal securities laws but for an exclusion or exemption from the registration requirement, if its activities as a clearing corporation, including, without limitation, promulgation of rules, are subject to regulation by a Governmental Authority.

                  "Collateral" has the meaning specified in Section 2.1.

                  "Commodity Account" means any "commodity account," as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by Debtor, including, without limitation, all accounts maintained by a Commodity Intermediary in which a Commodity Contract is carried for Debtor.

                  "Commodity Contract" means any "commodity contract," as such term is defined in Article or Chapter 9 of the UCC, and includes, without limitation, a commodity futures contract, a commodity option, or other contract that, in each case, is (a) traded on or subject to the rules of a board of trade that has been designated as a contract market for such a contract pursuant to the federal commodities laws, or
         (b) traded on a foreign commodity board of trade, exchange or market, and is carried on the books of a Commodity Intermediary for a Commodity Customer.

                  "Commodity Customer" means any "commodity customer" as such term is defined in Article or Chapter 9 of the UCC, and includes, without limitation, any Person for whom a Commodity Intermediary carries a Commodity Contract on its books.

                  "Commodity Intermediary" means any "commodity intermediary," as such term is defined in Article or Chapter 9 of the UCC, including, without limitation, (a) a Person who is registered as a futures commission merchant under the federal commodities laws, or (b) a Person who in the ordinary course of its business provides clearance or settlement services for a board of trade that has been designated as a contract market pursuant to the federal commodities laws.

                  "Copyright License" means any written agreement now or hereafter in existence granting to Debtor any right to use any Copyright including, without limitation, the agreements identified on
         Schedule 1, in each case to the extent the grant by Debtor of a security interest pursuant to this Agreement in its right, title and interest in such agreement is not prohibited by such agreement without the consent of any other party thereto, would not give any other party to such agreement the right to terminate its obligations thereunder, or is permitted with consent if all necessary consents to such grant of a security interest have been obtained from the other parties thereto (it being understood that the foregoing shall not be deemed to obligate Debtor to obtain such consents); provided, that the foregoing limitation shall not affect, limit, restrict or impair the grant by Debtor of a security interest pursuant to


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         this Agreement in any accounts receivable or any money or other amounts due or to become due under such agreement.

                  "Copyright Security Agreement" means a copyright security agreement, executed and delivered by Debtor to Secured Party, substantially in the form of Exhibit A, as such agreement may be amended, supplemented or otherwise modified from time to time.

                  "Copyrights" means all of the following: (a) all copyrights, works protectable by copyright, copyright registrations and copyright applications of Debtor, including, without limitation, those set forth on Schedule 1; (b) all renewals, extensions and modifications thereof;
         (c) all income, royalties, damages, profits and payments relating to or payable under any of the foregoing; (d) the right to sue for past, present or future infringements of any of the foregoing; (e) all other rights and benefits relating to any of the foregoing throughout the world; and (f) all goodwill associated with and symbolized by any of the foregoing; in each case, whether now owned or hereafter acquired by Debtor.

                  "Data   Centers"   means  the  data  centers   planned  to  be
         constructed and operated by Borrower at 587 McDonnell Blvd., Hazelwood, MO 63042 and 760 Office Parkway, Creve Coeur, MO 63141.

                  "Debt Issuance" means any issuance by Holdings or Borrower of any Debt securities of Holdings or Borrower, respectively.

                  "Deposit Accounts" means any and all deposit accounts (including cash collateral accounts), bank accounts or investment accounts now owned or hereafter acquired or opened by Debtor, including, without limitation, those set forth on Schedule 2, and any account which is a replacement or substitute for any of such accounts, together with all monies, Instruments, certificates, checks, drafts, wire transfer receipts and other Property deposited therein and all balances therein and all investments made with funds deposited therein or otherwise held in connection therewith, including, without limitation, indebtedness (howsoever evidenced) and/or securities issued or guaranteed by the government of the U.S., certificates of deposit and all contract rights, General Intangibles, contracts, Instruments, Investment Property, Security Entitlements, Financial Assets, Commodity Contracts and other Documents now or hereafter existing with respect thereto, including, but not limited to, any and all renewals, extensions, reissuances and replacements and substitutions therefor with all earnings, profits or other Proceeds therefrom in the form of interest or otherwise, from time to time representing, evidencing, deposited into or held in such deposit accounts, bank accounts or investment accounts.

                  "Document" means any "document," as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by Debtor, including, without limitation, all


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         documents  of  title  and  all   receipts   covering,   evidencing   or
         representing goods now owned or hereafter acquired by Debtor.

                  "Entitlement Holder" means any "entitlement holder", as such term is defined in Article or Chapter 8 of the UCC, and in any event shall include, but not be limited to, any Person identified in the records of a Securities Intermediary as the Person having a Security Entitlement against the Securities Intermediary, including, without limitation, any Person who acquires a security entitlement under Article or Chapter 8 of the UCC.

                  "Equipment" means any "equipment," as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by Debtor and, in any event, shall include, without limitation, all machinery, equipment, furniture, fixtures, trade fixtures, trailers, rolling stock, vessels, aircraft and vehicles now owned or hereafter acquired by Debtor and any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

                  "FCC" means the Federal Communications Commission and any successor agency.

                  "Financial Asset" means any "financial asset," as such term is defined in Article or Chapter 8 of the UCC, and in any event shall include, but not be limited to, any (a) Security, (b) obligation of a Person or a share, participation or other interest in a Person or in Property or an enterprise of a Person, which is, or is of a type, dealt in or traded on financial markets, or which is recognized in any area in which it is issued or dealt in as a medium for investment, and (c) any Property that is held by a Securities Intermediary for another Person in a Securities Account if the Securities Intermediary has expressly agreed with the other Person that the Property is to be treated as a Financial Asset under Article or Chapter 8 of the UCC.

                  "Foreign Subsidiary" means, with respect to any Person, each direct or indirect Subsidiary of such Person that is not a U.S. Subsidiary.

                  "General Intangibles" means any "general intangibles," as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by Debtor and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by Debtor: (a) all of Debtor's service marks, trade names, trade secrets, registrations, goodwill, franchises, licenses, permits, proprietary information, customer lists, designs and inventions; (b) all of Debtor's books and records, including, without limitation, all computer runs, invoices, tapes, processing software, processing contracts (such as contracts for computer time and services) and any computer prepared information, tapes or data of every kind and description, whether in the possession


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         of Debtor or in the  possession of third  parties,  and all of Debtor's other data, plans, manuals, computer software, computer tapes, computer disks, computer programs, source codes, object codes, management information systems and all rights of Debtor to retrieve data and other information from third parties and other data of every kind and description, to the extent that they indicate, summarize or evidence, or otherwise relate to, the Accounts or Inventory, whether in the possession of Debtor or in the possession of any third party; (c) all of Debtor's  contract  rights,  partnership  interests,  joint  venture
         interests,   securities,  Deposit  Accounts,  investment  accounts  and certificates of deposit (including, without limitation, all contracts relating to the construction or operation of the Network, including rights of way, easements, leases and all related contracts); (d) all rights of Debtor to payment under letters of credit and similar agreements, including, without limitation, all Letter of Credit Rights;
         (e) all tax refunds and tax refund claims of Debtor; (f) all choses in action and causes of action of Debtor (whether arising in contract, tort or otherwise and whether or not currently in litigation) and all judgments in favor of Debtor, including, without limitation, all commercial tort claims; (g) all rights and claims of Debtor under warranties, indemnities, guaranties or other Supporting Obligations with respect to such agreements; (h) all Intellectual Property; and (i) all rights of Debtor under any insurance, surety or similar contract or arrangement, in each case to the extent the grant by Debtor of a security interest pursuant to this Agreement in its right, title and interest in such contract, agreement, instrument or indenture is not prohibited by such contract, agreement, instrument or indenture without the consent of any other party thereto, would not give any other party to such contract, agreement, instrument or indenture the right to terminate its obligations thereunder, or is permitted with consent if all necessary consents to such grant of a security interest have been obtained from the other parties thereto (it being understood that the foregoing shall not be deemed to obligate Debtor to obtain such consents); provided, that the foregoing limitation shall not affect, limit, restrict or impair the grant by Debtor of a security interest pursuant to this Agreement in any accounts receivable or any money or other amounts due or to become due under such contract, agreement, instrument or indenture.

                  "Governmental Authority" means any nation or government, any state, provincial or political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  "Guarantee" by any Person means any indebtedness, liability or obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any indebtedness, liability or obligation, direct or indirect, contingent or otherwise, of such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (b) entered into for the purpose of assuring in


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         any  other  manner  the  obligee  of such  Debt or other  indebtedness, liability or obligation as to the payment thereof or to protect the obligee against loss in respect thereof (in whole or in part), provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning. The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee is made or, if not stated or determinable, the maximum anticipated liability in respect thereof (assuming such Person is required to perform thereunder).

                  "Instrument" means any "instrument," as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by Debtor, and, in any event, shall include all promissory notes, drafts, bills of exchange and trade acceptances of Debtor, whether now owned or hereafter acquired.

                  "Intellectual   Property"  means  the  Copyrights,   Copyright
         Licenses, Patents, Patent Licenses, Trademarks and Trademark Licenses.

                  "Inventory" means any "inventory," as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by Debtor, and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by Debtor: (a) all goods and other personal property of Debtor that are held for sale or lease or to be furnished under any contract of service; (b) all raw materials, work-in-process, finished goods, inventory, supplies and materials of Debtor; (c) all wrapping, packaging, advertising and shipping materials of Debtor; (d) all goods that have been returned to, repossessed by or stopped in transit by Debtor; and (e) all Documents evidencing any of the foregoing.

                  "Investment Property" means any "investment property," as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by Debtor, and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by Debtor: (a) the Securities Accounts and other Investment Property described on Schedule 2; (b) any Security or Capital Stock, whether certificated or uncertificated; (c) any Security Entitlement;
         (d) any Securities Account; (e) any Commodity Contract; and (f) any Commodity Account.

                  "Issuer" means any "issuer," as such term is defined in Article or Chapter 8 of the UCC, and in any event shall include, but not be limited to, any Person that, with respect to an obligation on or a defense to a Security, (a) places or authorizes the placing of its name on a Security Certificate, other than as authenticating trustee, registrar, transfer agent or the like, to evidence a share, participation or other interest in its Property or in an enterprise, or to evidence its duty to perform an obligation represented by the certificate; (b) creates a share, participation or other interest in its Property or in an enterprise, or undertakes an obligation,


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         that is an Uncertificated  Security; (c) directly or indirectly creates a fractional interest in its rights or Property, if the fractional interest is represented by a Security Certificate; or (d) becomes responsible for, or in the place of, another Issuer.

                  "Letter of Credit Rights" means "letter of credit rights" as such term is defined in Revised Article 9.

                  "License" means any consent, permit, franchise, certificate, approval, order, license, right-of-way (whether an easement, contract or agreement in any form) or other authorization, including, without limitation, any FCC License.

                  "Lien" means, with respect to any Property, any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, tax lien, financing statement, pledge, charge, hypothecation or other lien, charge, easement (other than any easement not materially impairing usefulness), encumbrance, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever on or with respect to such Property (including, without limitation, any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing).

                  "Master Purchase Agreement" means that certain Nortel Networks Global Purchase Agreement, dated as of June 30, 2000, by and between Borrower and Nortel Networks, as amended, supplemented or restated from time to time.

                  "Network"  means  as  such  term  is  defined  in  the  Credit
         Agreement.

                  "Nortel Networks" means Nortel Networks Inc., a Delaware corporation.

                  "Nortel Networks Equipment" means all hardware, software and equipment (including fixtures) manufactured, sold or otherwise provided to Debtor or any Subsidiary of Holdings by Nortel Networks and/or Nortel Networks Corporation including, without limitation, pursuant to the Master Purchase Agreement.

                  "Nortel Networks Software" means any and all software sold or licensed by Nortel Networks and/or Nortel Networks Corporation to Debtor or any Subsidiary of Holdings and including, without limitation, all source code and object code and all manuals and other documentation relating thereto and each copy thereof regardless of the media in which they are stored.

                  "Obligations" means the "Obligations", as such term is defined in the Credit Agreement, and the obligations, indebtedness and liabilities of Debtor under this Agreement and any other Loan Document to which Debtor is a party.


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                  "Patent License" means any written  agreement now or hereafter in existence granting to Debtor any right to use any invention on which a Patent is in existence including, without limitation, the agreements described on Schedule 1, in each case to the extent the grant by Debtor of a security interest pursuant to this Agreement in its right, title and interest in such agreement is not prohibited by such agreement without the consent of any other party thereto, would not give any other party to such agreement the right to terminate its obligations thereunder, or is permitted with consent if all necessary consents to such grant of a security interest have been obtained from the other parties thereto (it being understood that the foregoing shall not be deemed to obligate Debtor to obtain such consents); provided, that the foregoing limitation shall not affect, limit, restrict or impair the grant by Debtor of a security interest pursuant to this Agreement in any accounts receivable or any money or other amounts due or to become due under such agreement.

                  "Patent Security Agreement" means a patent security agreement executed and delivered by Debtor to Secured Party, substantially in the form of Exhibit B, as such agreement may be amended, supplemented or otherwise modified from time to time.

                  "Patents" means all of the following: (a) all patents, patent applications and patentable inventions of Debtor, including, without limitation, those set forth on Schedule 1, and all of the inventions and improvements described and claimed therein; (b) all continuations, divisions, renewals, extensions, modifications, substitutions, continuations-in-part or reissues of any of the foregoing; (c) all income, royalties, profits, damages, awards and payments relating to or payable under any of the foregoing; (d) the right to sue for past, present and future infringements of any of the foregoing; (e) all other rights and benefits relating to any of the foregoing throughout the world; and (f) all goodwill associated with any of the foregoing; in each case, whether now owned or hereafter acquired by Debtor.

                  "Payment Intangibles" means "payment intangibles" as such term is defined in Revised Article 9.

                  "Person"   means   any   individual,    corporation,    trust,
         association, company, partnership, joint venture, limited liability company, joint stock company, Governmental Authority or other entity.

                  "Pledged Collateral" has the meaning specified in Section 4.16(b)(i).

                  "Pledged Shares" means 100% of the Capital Stock from time to time owned or acquired by Debtor in any manner of each of the direct or indirect U.S. Subsidiaries of Debtor, including without limitation, the Capital Stock identified on Schedule 3 attached hereto, or on Schedule 1 to an Amendment.


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                  "Proceeds"  means any  "proceeds,"  as such term is defined in
         Article or Chapter 9 of the UCC and, in any event, shall include, but not be limited to, (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to Debtor from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable to Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any Person acting, or purporting to act, for or on behalf of any Governmental Authority), and (c) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral and all other Payment Intangibles relating thereto.

                  "Property" means property and/or assets of all kinds, whether real, personal or mixed, tangible or intangible (including, without limitation, all rights relating thereto), whether owned or acquired on or after the date hereof.

                  "Revised Article 9" means the Revised Article 9 of the Uniform Commercial Code included in the 1998 official text of the Uniform Commercial Code as approved by the American Law Institute in 1998 and the National Conference of Commissioners on Uniform State Laws in 1999.

                  "Securities Account" means any "securities account," as such term is defined in Article or Chapter 8 of the UCC, and in any event shall include, but not be limited to, any account to which a Financial Asset is or may be credited in accordance with an agreement under which the Person maintaining the account undertakes to treat the Person for whom the account is maintained as entitled to exercise the rights that comprise the Financial Asset.

                  "Securities Intermediary" means any "securities intermediary," as such term is defined in Article or Chapter 8 of the UCC, and in any event shall include, but not be limited to, any (a) Clearing
         Corporation, or (b) Person, including a bank or Broker, that in the ordinary course of its business maintains Securities Accounts for others and is acting in that capacity.

                  "Security"  means any  "security,"  as such term is defined in
         Article or Chapter 8 of the UCC and, in any event, shall include, but not be limited to, any obligation of an Issuer or a share, participation or other interest in an Issuer or in Property or an enterprise of an Issuer (a) which is represented by a Security Certificate in bearer or registered form, or the transfer of which may be registered upon books maintained for that purpose by or on behalf of the Issuer, (b) which is one of a class or series or by its terms is divisible into a class or series of shares, participations, interests or obligations, and (c) which (i) is, or is of a type, dealt in or traded on securities exchanges or securities markets, or (ii) is a medium for investment and by its terms expressly provides that it is a security governed by Article or Chapter 8 of the UCC.

                  "Security Certificate" means any "security certificate," as such term is defined in Article or Chapter 8 of the UCC, and in any event shall include, but not be limited to, any certificate representing a Security.

                  "Security Entitlement" means any "security entitlement," as such term is defined in Article or Chapter 8 of the UCC, and in any event shall include, but not be limited to, any of the rights and property interests of an Entitlement Holder with respect to a Financial Asset.


                  "Subsidiary" means, with respect to any Person, any corporation or other entity of which at least a majority of the outstanding shares of stock or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors (or Persons performing similar functions) of such corporation or entity (irrespective of whether or not at the time, in the case of a corporation, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries.

                  "Supporting Obligations" means "supporting obligations" as such term is defined in Revised Article 9.

                  "Trademark License" means any written agreement now or hereafter in existence granting to Debtor any right to use any Trademark, including, without limitation, the agreements identified on
         Schedule 1, in each case to the extent the grant by Debtor of a security interest pursuant to this Agreement in its right, title and interest in such agreement is not prohibited by such agreement without the consent of any other party thereto, would not give any other party to such agreement the right to terminate its obligations thereunder, or is permitted with consent if all necessary consents to such grant of a security interest have been obtained from the other parties thereto (it being understood that the foregoing shall not be deemed to obligate Debtor to obtain such consents); provided, that the foregoing limitation shall not affect, limit, restrict or impair the grant by Debtor of a security interest pursuant to this Agreement in any accounts receivable or any money or other amounts due or to become due under such agreement.

                  "Trademark Security Agreement" means a trademark security agreement executed and delivered by Debtor to Secured Party, substantially in the form of Exhibit C, as such agreement may be amended, supplemented or otherwise modified from time to time.

                  "Trademarks" means all of the following: (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, other business identifiers, prints and labels on which any of the foregoing have appeared or appear, all registrations and recordings thereof and all applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the U.S., any state thereof or any other country or any political subdivision thereof, including, without limitation, those described in Schedule 1;
         (b) all reissues, extensions and renewals thereof; (c) all income, royalties, damages and payments now or hereafter relating to or payable under any of the foregoing, including, without limitation, damages or payments for past or future infringements of any of the foregoing; (e) the right to sue for past, present and future infringements of any of the foregoing; (f) all rights corresponding to any of the foregoing throughout the world; and (g) all goodwill associated with and symbolized by any of the foregoing; in each case, whether now owned or hereafter acquired by Debtor.

                  "UCC" means the Uniform Commercial Code as in effect on or after the date hereof in the State of New York and/or any other jurisdiction the laws of which may be applicable to or in connection with the creation, perfection or priority, or the effect of perfection or non-perfection, of any Lien on any Property created or purported to be created pursuant to this Agreement, and includes, without limitation, Revised Article 9 if and when enacted in the State of New York and/or any other such jurisdiction.

                  "Uncertificated Security" means any "uncertificated security," as such term is defined in Article or Chapter 8 of the UCC, and in any event shall include, but not be limited to, any Security that is not represented by a certificate.

                  "U.S." means the United States of America.

                  "U.S. Subsidiary" means, with respect to any Person, each direct or indirect Subsidiary of such Person formed under the laws of the U.S. or any state thereof.

         Section 1.2 Other Definitional Provisions. Terms used herein that are defined in the Credit Agreement and are not otherwise defined herein shall have the meanings therefor specified in the Credit Agreement. References to "Sections," "Subsections," "Exhibits" and "Schedules" shall be to Sections, Subsections, Exhibits and Schedules, respectively, of this Agreement unless otherwise specifically provided. All definitions contained in this Agreement are equally applicable to the singular and plural forms of the terms defined. All references to statutes and regulations shall include any amendments of the same and any successor statutes and regulations. References to particular sections of the UCC should be read to refer also to parallel sections of the Uniform Commercial Code as enacted in each state or other jurisdiction where any portion of the Collateral is or may be located. Terms used herein which are defined in the UCC, unless otherwise defined herein or in the Credit Agreement, shall have the meanings determined in accordance with the UCC. The term "continuing", "continuation" or "continuance" means, in reference to any Default or Event of Default that has occurred, that such Default or Event of Default has not been either cured to the reasonable satisfaction of the Secured Party within the applicable grace period (if any) specified in this Agreement or the other Loan Documents (as applicable) or waived in writing by the requisite Lenders in accordance with Section 13.11 of the Credit Agreement.

                                    ARTICLE 2

                                Security Interest

         Section 2.1 Security Interest. Subject to Section 2.2 below, as collateral security for the prompt payment and performance in full when due of the Obligations (whether at stated maturity, by acceleration or otherwise), Debtor hereby pledges and assigns (as collateral) to Secured Party, and grants to Secured Party, as Administrative Agent for the Lenders, a continuing Lien on and security interest in, all of Debtor's right, title and interest in and to the following, whether now owned or hereafter arising or acquired and wherever located (collectively, the "Collateral"):

                  (a)      all Accounts;

                  (b)      all Chattel Paper;

                  (c)      all Instruments;

                  (d)      all General Intangibles;

                  (e)      all Documents;

                  (f)      all   Equipment   (including,   without   limitation,
                           Equipment at the locations set forth on Schedule 4);

                  (g)      all   Inventory   (including,   without   limitation,
                           Inventory at the locations set forth on Schedule 4);

                  (h)      all Intellectual Property;

                  (i)      all  Financial   Assets  and   Investment   Property,
                           including, without limitation, or in addition, the following:

                           (1) all of the Pledged Shares and the certificates (if any) representing the Pledged Shares, and all dividends, cash, Instruments, and other property from time to time received, receivable, or otherwise distributed or distributable in respect of or in exchange for any or all of the Pledged Shares; and

                           (2) all additional Capital Stock from time to time owned or acquired by Debtor in any manner, and all dividends, cash, Instruments, and other property from time to time received, receivable, or otherwise distributed or distributable in respect of or in exchange for any or all of such Capital Stock; provided, no Capital Stock of a Foreign Subsidiary is or shall be pledged pursuant to this Section 2.1(i);

                  (j)      all Deposit Accounts;

                  (k) all indebtedness from time to time owed to Debtor by Holdings or any of Borrower's Subsidiaries and the instruments evidencing such indebtedness, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed or distributable in respect of or in exchange for any or all of such indebtedness;

                  (l) all proceeds, in cash or otherwise, of any of the property described in the foregoing clauses (a) through (k) and all liens, security, rights, remedies and claims of Debtor with respect thereto;

                  (m) all other goods and personal Property of Debtor of any kind or character, whether tangible or intangible, including, without limitation, any and all rights in and claims under insurance policies, judgments and rights thereunder, and tort claims; and

                  (n) all Proceeds and products of any or all of the foregoing.

         Section 2.2 Exclusions from Security Interest. Notwithstanding anything in this Agreement to the contrary, "Collateral" shall not include any of the following Property as long as such Property is encumbered by Permitted Liens (or, in the case of the Lucent Equipment, expected to be encumbered by November 30, 2000) and as long as such Property is not Nortel Networks Equipment, Nortel Networks Software nor any other Property acquired with the proceeds of the
Loans:

                  (x) any Property encumbered (or, in the case of the Lucent Equipment, expected to be encumbered by November 30, 2000) by purchase money Liens permitted by clause (g) of the definition of "Permitted Liens," as such term is defined in the Credit Agreement;

                  (y)      the  real  property  and  related  fixtures  and  any
                           equipment   located  at  the  Data  Centers  and  the
                           proceeds thereof; and

                  (z) funds held back by a lender from the proceeds of a Debt Issuance in an escrow or collateral account for the purpose of paying interest on such Debt as it accrues.

         Upon the request of Debtor, without the requirement of consent or agreement of any Lender, the Secured Party shall promptly execute (A) such releases or other terminations of Liens as may be necessary to terminate the Liens granted to the Secured Party under the Security Documents in any of the Property described in the foregoing clauses (x), (y) and (z) or (B) such agreements as may be necessary to provide assurance that the Property described in the foregoing clauses (x), (y) and (z) is not Collateral pledged to Secured Party or any Lender. If the Debt secured by a Permitted Lien encumbering any Property of the type described in the foregoing clauses (x), (y) and (z) shall be paid in full and the Permitted Lien on such Property is released (other than in connection with a refinancing of such Debt where the grant of a Permitted Lien to secure such refinancing Debt is contemplated) or if a Permitted Lien does not encumber the Lucent Equipment by November 30, 2000, the Debtor shall and shall cause its Subsidiaries to take such action as the Secured Party may reasonably require to cause the Liens of the Security Documents to encumber the Property in question and for such Liens to be perfected and protected.

         Notwithstanding anything herein or in the other Security Documents to the contrary, to the extent this Agreement or any other Security Document purports to grant to the Secured Party a lien and security interest in any License held directly or indirectly by Debtor, now owned or hereafter acquired, the Secured Party shall only have a lien and security interest in such License at such times and to the extent that Debtor is permitted to grant a security interest therein under the applicable provisions of the Communications Act of 1934, as amended, and the rules and regulations of the FCC promulgated thereunder and other applicable law; provided, that any such lien and security interest shall to the extent permitted by applicable law be deemed effective as of the later of (i) the date of this Agreement or (ii) the date on which Debtor was assigned, or acquired control over, the applicable License.

         Section 2.3 Debtor Remains Liable. Notwithstanding anything to the contrary contained herein, (a) Debtor shall remain liable under the contracts, agreements, documents and instruments included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Secured Party of any of its rights or remedies hereunder shall not release Debtor from any of its duties or obligations under the contracts, agreements, documents and instruments included in the Collateral, and (c) Secured Party shall not have any indebtedness, liability or obligation under any of the contracts, agreements, documents and instruments included in the Collateral by reason of this Agreement, and Secured Party shall not be obligated to perform any of the obligations or duties of Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

         Section 2.4 Delivery of Collateral. Debtor has delivered to Secured Party, endorsed in blank as appropriate, all Collateral the possession of which is necessary to perfect the security interest of Secured Party therein as of the date hereof. Furthermore, within 10 days of Debtor gaining any rights in any additional Collateral having a value in excess of $100,000 the possession of which is necessary to perfect the security interest of Secured Party therein, all certificates or instruments representing or evidencing the Pledged Shares, any Instruments or Chattel Paper or any other Collateral including, without limitation, any Investment Property, shall be delivered to and held by or on behalf of Secured Party pursuant hereto in suitable form for transfer by delivery, or accompanied by duly executed instruments of transfer or assignment in blank, or held by a Securities Intermediary in a Securities Account pursuant to an agreement among Secured Party, Debtor and such Securities Intermediary which agreement establishes "control" (as defined in Article or Chapter 8 of the
UCC) of such Securities Account with Secured Party in one (or more if Secured Party requests) of the manners prescribed in Section 8-106 of the UCC, all in form and substance reasonably satisfactory to Secured Party. After the occurrence and during the continuation of a Default or an Event of Default, Secured Party shall have the right at any time to exchange certificates or instruments representing or evidencing any Pledged Collateral in its possession for certificates or instruments of smaller or larger denominations.

                                    ARTICLE 3

                         Representations and Warranties

         To induce Secured Party and the Lenders to enter into this Agreement and the other Loan Documents, Debtor represents and warrants that:

         Section 3.1 Title. Debtor is, and with respect to Collateral acquired after the date hereof Debtor will be, the legal and beneficial owner of the Collateral free and clear of any Lien or other encumbrance, except for those Permitted Liens (if any) which are expressly permitted to attach to the Collateral in accordance with the Credit Agreement and Liens in favor of Secured Party and provided, that this Section 3.1 does not apply to Intellectual Property (which is addressed in Section 3.8 below).

         Section 3.2 Accounts. Unless Debtor has given Secured Party written notice to the contrary, whenever the security interest granted hereunder attaches to an Account with a value in excess of $250,000, Debtor shall be deemed to have represented and warranted to Secured Party as to each of such Accounts at the time of its creation that, to the best knowledge of Debtor, (a) each such Account is genuine and in all respects what it purports to be, (b) each such Account represents the legal, valid and binding obligation of the account debtor evidencing indebtedness unpaid and owed by such account debtor,
(c) except for defenses and business disputes arising in the ordinary course of business which in the aggregate are not material, the amount of each such Account represented as owing is the correct amount actually and unconditionally owing except for normal trade discounts granted in the ordinary course of business, and (d) except for defenses and business disputes arising in the ordinary course of business which in the aggregate are not material, no such Account is subject to any offset, counterclaim or other defense.

         Section 3.3 Financing Statements. Debtor has not signed any financing statement, security agreement or other Lien instrument covering all or any part of the Collateral, except as may have been filed in favor of Secured Party pursuant to this Agreement and except for financing statements evidencing Permitted Liens. Except as otherwise disclosed on Schedule 5, Debtor does not do business and has not done business within the past five years under a trade name or any name other than its legal name set forth at the beginning of this Agreement.

         Section 3.4 Principal Place of Business. The principal place of business and chief executive office of Debtor, and the office where Debtor keeps its books and records, is located at the address of Debtor shown at the beginning of this Agreement.

         Section 3.5 Location of Collateral. All Inventory (except Inventory in transit) and Equipment (other than vehicles) of Debtor constituting Collateral having a value in excess of $100,000 is located at the places specified on
Schedule 4. Debtor shall give written notice to Secured Party at least 30 days prior to the date any such Inventory and/or Equipment is located at any location other than as set forth on Schedule 4. Except for warehousing and co-location arrangements, Debtor has exclusive possession and control of its Inventory and Equipment. None of such Inventory (other than Inventory as to which all Documents evidencing such Inventory have been delivered to Secured Party) or Equipment (other than vehicles) of Debtor constituting Collateral is evidenced by a Document (including, without limitation, a negotiable document of title).

         Section 3.6 Perfection. Upon the filing of Uniform Commercial Code financing statements in the jurisdictions listed on Schedule 6, the filing of a Patent Security Agreement (if any) and a Trademark Security Agreement (if any) with the United States Patent and Trademark Office, the filing of a Copyright Security Agreement (if any) with the United States Copyright Office, and upon Secured Party's obtaining possession of the Pledged Shares (or obtaining "control" (as such term is defined in Article or Chapter 8 of the UCC) of the Pledged Shares in one (or more if Secured Party so requests) of the manners prescribed in Section 8-106 of the UCC) and all other Instruments, Chattel Paper and Security Certificates of Debtor constituting Collateral, the security interest in favor of Secured Party created herein will constitute a valid and perfected Lien upon and security interest in the Collateral (except for (a) vehicles covered by certificates of title, and (b) other Property excluded from the application of Article or Chapter 9 of the UCC by Section 9-104 of the UCC, including, without limitation, fixtures and deposit accounts), subject to no equal or prior Liens except for Permitted Liens.

         Section 3.7       [intentionally omitted]

         Section 3.8       Intellectual Property.

                  (a) The information contained on Schedule 1 in respect of Federally registered Trademarks, registered Copyrights and issued Patents, is true, correct and complete.

                  (b) Debtor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to the Intellectual Property set forth on Schedule 1 (consisting of Federally registered Trademarks, registered Copyrights and issued Patents) free and clear of any Liens, including, without limitation, any pledges, assignments, licenses, user agreements and covenants by Debtor not to sue third Persons, other than Permitted Liens.

                  (c) To Debtor's best knowledge, no claim has been made that the use of any of the Intellectual Property set forth on Schedule 1 violates or may violate the rights of any third Person.

                  (d) Each of the Patents and Trademarks identified on Schedule 1 as being registered has been properly registered with the United States Patent and Trademark Office and each of the Copyrights identified on Schedule 1 as being registered has been properly registered with the United States Copyright Office.

         Section 3.9       Pledged Shares and Instruments.

                  (a) The Pledged Shares have been duly authorized and validly issued and are fully paid and nonassessable under the laws of the jurisdiction of incorporation or organization of the issuers thereof. To the best knowledge of Debtor, the Instruments have been duly authorized and validly issued by the obligor thereunder and constitute legally enforceable indebtedness of the obligor thereunder.

                  (b) Debtor is the legal and beneficial owner of the Pledged Shares and the Instruments, free and clear of any Lien (other than the Lien created by this Agreement), and Debtor has not sold, granted any option with respect to, assigned, transferred or otherwise disposed of any of its rights or interest in or to the Pledged Shares or the Instruments.

                  (c) On the date hereof, the Pledged Shares constitute the percentage of the issued and outstanding Capital Stock of the issuers thereof indicated on Schedule 3, as such Schedule 3 may from time to time be supplemented, amended or modified.

         Section 3.10  Investment  Property.  As of the date of this  Agreement,
Schedule 2 contains a complete and accurate description of all Investment Property owned by Debtor.

         Section 3.11 Benefit . Debtor expects to derive substantial benefit (and Debtor may reasonably be expected to derive substantial benefit), directly and indirectly, from the Loans and the other transactions contemplated by the Credit Agreement. Debtor will receive reasonably equivalent value in exchange for the Collateral being provided by it pursuant to the Loan Documents to which it is a party as security for the payment and performance of the Obligations.

                                    ARTICLE 4

                                    Covenants

         Debtor covenants and agrees with Secured Party that until the Obligations are paid and performed in full, the obligations of Secured Party under the Loan Documents and all Commitments of the Lenders have expired or have been terminated:

         Section 4.1 Encumbrances. Except as otherwise permitted by the terms of the Credit Agreement relating to disposition of assets, Debtor shall not create, permit or suffer to exist, and shall defend the Collateral against, any Lien or other encumbrance on the Collateral except for Permitted Liens, and shall defend Debtor's rights in the Collateral and Secured Party's pledge and collateral assignment of and security interest in the Collateral against the claims and demands of all Persons. Subject to the creation or existence of Permitted Liens under the Credit Agreement, Debtor shall do nothing to impair the rights of Secured Party in the Collateral.

         Section 4.2       [intentionally omitted]

         Section 4.3 Disposition of Collateral. Except as expressly permitted by the terms of the Credit Agreement, Debtor shall not sell, lease, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, the Collateral or any part thereof without the prior written consent of Secured Party.

         Section 4.4 Further Assurances. At any time and from time to time, upon the request of Secured Party, and at the sole expense of Debtor, Debtor shall promptly execute and deliver all such further agreements, documents and instruments and take such further action as Secured Party may reasonably deem necessary or appropriate to preserve and perfect its security interest in and pledge and collateral assignment of the Collateral and carry out the provisions and purposes of this Agreement or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral, and, to the extent any of the Collateral at any time constitutes Investment Property, then Debtor shall cause Secured Party to obtain "control," as defined in Article or Chapter 8 of the UCC, of such Collateral in one (or more, if Secured Party so requests) of the manners prescribed in Section 8-106 of the UCC. Debtor and Secured Party agree that the grant of the security interest in the Investment Property pursuant to this Agreement shall have the effect of a delivery of such securities to Secured Party pursuant to Section 8-301 of the UCC, and the effect of a taking of delivery by Secured Party of such Collateral in accordance with Section 8-302 of the UCC.

Except as otherwise expressly permitted by the terms of the Credit Agreement relating to disposition of assets and except for Permitted Liens, Debtor agrees to defend the title to the Collateral and the Lien thereon of Secured Party against the claim of any other Person and to maintain and preserve such Lien. Without limiting the generality of the foregoing, Debtor shall (a) execute and deliver to Secured Party such financing statements as Secured Party may from time to time require; (b) deliver and pledge to Secured Party all Documents (including, without limitation, all documents of title) evidencing Inventory or Equipment having a value in excess of $100,000 (except for certificates of title covering vehicles unless otherwise required by Secured Party) and cause Secured Party to be named as lienholder on all such Documents; (c) deliver and pledge to Secured Party all Instruments and Chattel Paper of Debtor having a value in excess of $100,000 with any necessary endorsements; and (d) execute and deliver to Secured Party such other agreements, documents and instruments as Secured Party may reasonably require to perfect and maintain the validity, effectiveness and priority of the Liens intended to be created by the Loan Documents. In the event Debtor fails, upon request of Secured Party, to promptly (and in any event within two days of such request) execute and file one or more financing or continuation statements, and/or amendments thereto, relating to all or any part of the Collateral, Debtor authorizes Secured Party to file such financing or continuation statements, and/or amendments thereto without the signature of Debtor where permitted by law. A carbon, photographic or other reproduction of this Agreement or of any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement and may be filed as a financing statement.

         Section 4.5 Insurance. Debtor shall maintain insurance in the types and amounts, and under the terms and conditions, specified in Section 8.5 of the Credit Agreement. If applicable, recoveries under any such policy of insurance shall be paid as provided in the Credit Agreement.

         Section 4.6 Bailees. If any of the Collateral is at any time in the possession or control of any warehouseman, bailee or any of Debtor's agents or processors, Debtor shall, at the request of Secured Party, notify such warehouseman, bailee, agent or processor of the security interest created hereunder and shall instruct such Person to hold such Collateral for Secured Party's account subject to Secured Party's instructions.

         Section 4.7 Inspection Rights. Debtor shall permit Secured Party and its representatives and agents, during normal business hours and upon reasonable notice to Debtor, to examine, copy and make extracts from its books and records, to visit and inspect its Properties and to discuss its business, operations and financial condition with its officers and independent certified public accountants. The Debtor will authorize its accountants in writing (with a copy to the Secured Party) to comply with this Section. The Secured Party and/or its representatives may, at any time and from time to time at Debtor's expense, conduct field exams for such purposes as the Secured Party may reasonably request during normal business hours and upon reasonable notice to Debtor.

         Section 4.8       [intentionally omitted]

         Section 4.9 Corporate Changes. Debtor shall not change its name, identity or corporate structure in any manner that might make any financing statement filed in connection with this Agreement seriously misleading unless Debtor shall have given Secured Party thirty (30) days prior written notice thereof and shall have taken all action deemed necessary or appropriate by Secured Party to protect its Liens and the perfection and priority thereof. Debtor shall not change its principal place of business, chief executive office or the place where it keeps its books and records unless it shall have given Secured Party thirty (30) days prior written notice thereof and shall have taken all action deemed necessary or appropriate by Secured Party to cause its security interest in the Collateral to be perfected with the priority required by this Agreement.

         Section 4.10 Books and Records; Information. Debtor shall maintain appropriate books of records and accounts in accordance with GAAP consistently applied in which true, full and correct entries will be made of its dealings and business affairs. Debtor shall from time to time at the request of Secured Party deliver to Secured Party such information regarding the Collateral and Debtor as Secured Party may reasonably request, including, without limitation, lists and descriptions of the Collateral and evidence of the identity and existence of the Collateral. To the extent required by Section 4.4, Debtor shall mark its books and records to reflect the security interest of Secured Party under this Agreement.

         Section 4.11      Equipment and Inventory.

                  (a) Debtor shall keep the Equipment (other than vehicles) and Inventory (other than Inventory in transit) constituting Collateral and having a value in excess of $100,000 at the locations specified on
         Schedule 4 or at such other places within the U.S. where all action required to perfect Secured Party's security interest in such Equipment and Inventory with the priority required by this Agreement shall have been taken; provided that if any such Equipment (other than vehicles) or Inventory (other than Inventory in transit) is being relocated to any jurisdiction where the security interest of Secured Party under this Agreement has not been previously perfected, then in such case Debtor shall deliver prompt (and in any event within not less than 30 days) notice thereof to Secured Party.

                  (b) Debtor shall maintain the material Equipment and Inventory constituting Collateral in good condition and repair (ordinary wear and tear excepted) and in accordance with the terms of the Credit Agreement. Debtor shall not permit any waste or destruction of such Equipment or Inventory or any part thereof. Debtor shall not permit such Equipment or Inventory to be used in violation of any law, rule or regulation or the terms of any policy of insurance. Debtor shall not use or permit any of such Equipment or Inventory to be used in any manner or for any purpose that would impair its value or expose it to unusual risk.

                  (c) Within 45 days of the end of each of Debtor's fiscal quarters, Debtor shall provide Secured Party with a report setting forth in reasonable detail any change during such preceding fiscal quarter of the location of any Equipment or Inventory (unless such location is one of the locations already specified on Schedule 4) constituting Collateral.

         Section 4.12 Warehouse Receipts Non-Negotiable. Debtor agrees that if any warehouse receipt or receipt in the nature of a warehouse receipt is issued in respect of any of the Collateral having a value in excess of $100,000, such warehouse receipt or receipt in the nature thereof shall not be "negotiable" (as such term is used in Section 7-104 of the UCC) unless such warehouse receipt or receipt in the nature thereof is delivered to Secured Party.

         Section 4.13 Notification. Debtor shall promptly notify Secured Party of (a) any Lien, encumbrance or claim (other than Permitted Liens) that has attached to or been made or asserted against any of the Collateral, (b) any material change in any of the Collateral, including, without limitation, any material damage to or loss of Collateral, and (c) the occurrence of any other event or condition (including, without limitation, matters as to Lien priority) that could reasonably be expected to have a material adverse effect on the Collateral or the security interest created hereunder.

         Section 4.14      [intentionally omitted]

         Section 4.15 Intellectual Property. Except with the written consent of Secured Party:

                  (a) If Debtor shall obtain rights to or become entitled to the benefit of any Intellectual Property not identified on Schedule 1, the provisions of this Agreement shall automatically apply thereto. Debtor shall undertake to modify or update Schedule 1 to include any such new Intellectual Property and hereby authorizes Secured Party to modify or update Schedule 1 to include any such new Intellectual Property in the event Debtor fails to timely modify or update Schedule 1 upon written notice from Secured Party;

                  (b) Upon the  occurrence  of any event that would  require any addition to or modification of Schedule 1 or upon the request of Secured Party, Debtor shall furnish to Secured Party statements and schedules further identifying the Intellectual Property and such other items in connection with the Intellectual Property as Secured Party may request. Promptly upon the request of Secured Party, Debtor shall modify this Agreement by amending Schedule 1 to include any Intellectual Property that becomes part of the Collateral;

                  (c) If an Event of Default shall have occurred and be continuing, Debtor shall use its best efforts to obtain any consents, waivers or agreements necessary to enable Secured Party to exercise its rights and remedies with respect to the Intellectual Property; and

                  (d) Debtor shall, at the request of Secured Party, execute and deliver to Secured Party a Copyright Security Agreement, a Patent Security Agreement, a Trademark Security Agreement and all other agreements, documents, instruments and other items as may be necessary for Secured Party to file such agreements with the United States Copyright Office, the United States Patent and Trademark Office and any similar domestic or foreign office, department or agency. Debtor will, at any time and from time to time upon the request of Secured Party, execute and deliver to Secured Party all such other agreements, documents, instruments and other items as may be necessary or appropriate for Secured Party to create and perfect its security interest in the Intellectual Property and to make all appropriate filings with respect thereto.

         Section 4.16      Voting Rights, Distributions, Etc.

                  (a) So long as no Event of Default shall have occurred and be continuing:

                           (i) Debtor  shall be entitled to exercise any and all
                  voting and other consensual rights (including, without limitation, the right to give consents, waivers and notifications in respect of any of the Pledged Collateral) pertaining to any of the Pledged Collateral or any part thereof; and

                           (ii) Unless an Event of Default  shall have  occurred
                  and be continuing, Debtor shall be entitled to receive and retain any and all dividends and interest paid in respect of any of the Collateral to the extent permitted by the Credit Agreement; provided, however, that any and all

                                    (A)  Restricted  Payments paid or payable in
                           violation of the terms of the Credit Agreement,

                                    (B)  Restricted  Payments  paid  or  payable
                           other than in cash in respect of, and instruments and other Property received, receivable or otherwise distributed in respect of, or in exchange for, any Collateral,

                                    (C)  Restricted  Payments  hereafter paid or
                           payable in cash in respect of any Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

                                    (D)  cash   paid,   payable   or   otherwise
                           distributed in redemption of, or in exchange for, any Collateral,

shall be, and shall be forthwith delivered to Secured Party to hold as, Collateral and shall, if received by Debtor, be received in trust for the benefit of Secured Party, be segregated from the other Property or funds of Debtor and be forthwith delivered to Secured
Party as Collateral in the same form as so received (with any necessary endorsement). All amounts (other than amounts described in clauses (ii)(A) through (D) above) received by Secured Party in respect of any Pledged Collateral shall be either (1) promptly released to Debtor, so long as no Default or Event of Default shall have occurred and be continuing or (2) if any Default or Event of Default shall have occurred and be continuing, held by Secured Party and (if an Event of Default shall have occurred and be continuing) applied as provided by the Credit Agreement. During the continuance of any Default, any dividends, interest or other distributions (whether in cash, securities, Property or otherwise) received by Debtor with respect to any Collateral shall be held by Debtor in trust for the benefit of Secured Party and, during the continuance of any Event of Default, upon the request of Secured Party, shall be delivered promptly to Secured Party to hold as Collateral, as Secured Party may in its discretion determine. If such Event of Default is waived or cured to the satisfaction of Secured Party, any such distributions received by Secured Party (except those of the types described in clauses
(ii)(A) through (D) above which shall not be released to Debtor) shall be returned promptly to Debtor (provided that no other Default or Event of Default exists).

                  (b) Upon the occurrence and during the continuance of an Event of Default:

                           (i) Secured Party may, without notice to Debtor, transfer or register in the name of Secured Party or any of its nominees any or all of the Collateral described in Section 2.1(i) or Section 2.1(k), the proceeds thereof (in cash or otherwise) and all liens, security, rights, remedies and claims of Debtor with respect thereto (collectively, the "Pledged Collateral") held by Secured Party hereunder, and Secured Party or its nominee may thereafter, after delivery of notice to Debtor, exercise all voting and corporate rights at any meeting of any corporation, partnership or other business entity issuing any of the Pledged Collateral and any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of the Pledged Collateral as if it were the absolute owner thereof, including, without limitation, the right to exchange at its discretion any and all of the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other readjustment of any corporation, partnership or other business entity issuing any of such Pledged Collateral or upon the exercise by any such issuer or Secured Party of any right, privilege or option pertaining to any of the Pledged
                  Collateral, and in connection therewith, to deposit and deliver any and all of the Pledged Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability except to account for Property actually received by it, but Secured Party shall have no duty to exercise any of the aforesaid rights, privileges or options, and neither Secured Party nor any Lender shall be responsible for any failure to do so or delay in so doing.

                           (ii) All rights of Debtor to exercise  the voting and
                  other consensual rights which it would otherwise be entitled to exercise pursuant to Section 4.16(a)(i) and to receive the dividends, interest and other distributions which it would otherwise be authorized to receive and retain pursuant to
                  Section 4.16(a)(ii) shall be suspended until such Event of Default shall no longer exist, and all such rights shall, until such Event of Default shall no longer exist, thereupon become vested in Secured Party which shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Pledged Collateral such dividends, interest and other distributions.

                           (iii) All dividends, interest and other distributions
                  which are received by Debtor contrary to the provisions of this Section 4.16(b) shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of Debtor and shall be forthwith paid over to Secured Party as Collateral in the same form as so received (with any necessary endorsement).

                           (iv) Debtor shall execute and deliver (or cause to be
                  executed and delivered) to Secured Party all such proxies and other instruments as Secured Party may request for the purpose of enabling Secured Party to exercise the voting and other rights which it is entitled to exercise pursuant to this
                  Section 4.16(b) and to receive the dividends, interest and other distributions which it is entitled to receive and retain pursuant to this Section 4.16(b). The foregoing shall not in any way limit Secured Party's power and authority granted pursuant to Section 5.1.

         Section 4.17      Transfers and Other Liens; Additional Investments.

         (a) Except as may be expressly permitted by the terms of the Credit Agreement, Debtor shall not grant any option with respect to, exchange, sell or otherwise dispose of any of the Collateral or create or permit to exist any Lien upon or with respect to any of the Collateral except for the Liens created hereby and Permitted Liens.

         (b) Debtor agrees that it will (i) cause its U.S. Subsidiaries not to issue any Capital Stock, notes or other securities or instruments in addition to or in substitution for any of the Pledged Shares, except (A) with prior written notice to Secured Party, to Debtor or (B) with the written consent of Secured Party, to any Person other than Debtor, (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all such Capital Stock, notes or other securities or instruments issued to Debtor or received in addition to or substituted for any of the Pledged Collateral, and (iii) promptly (and in any event within three Business Days) deliver to Secured Party an Amendment, duly executed by Debtor, in substantially the form of Exhibit D (an "Amendment"), in respect of such Capital Stock, notes or other securities or instruments, together with all certificates, notes or other securities or instruments representing or evidencing the same. Debtor hereby (1) authorizes Secured Party to attach each Amendment to this Agreement, and (2) agrees that all such Capital Stock, notes or other securities or instruments listed on any Amendment delivered to Secured Party shall for all purposes hereunder constitute Pledged Collateral.

         Section 4.18 Possession; Reasonable Care. Regardless of whether a Default or an Event of Default has occurred or is continuing, Secured Party shall have the right to hold in its possession all Instruments, Chattel Paper and Pledged Collateral pledged, assigned or transferred hereunder and from time to time constituting a portion of the Collateral. Secured Party may, from time to time, in its sole discretion, appoint one or more agents (which in no case shall be Debtor or an Affiliate of Debtor) to hold physical custody, for the account of Secured Party, of any or all of the Collateral. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which Secured Party accords its own Property, it being understood that Secured Party shall not have any responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not Secured Party has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against any parties with respect to any Collateral. Following the occurrence and during the continuation of an Event of Default, Secured Party shall be entitled to take possession of the Collateral.

         Section 4.19 Acknowledgment of Collateral Assignment of Deposit Accounts. Debtor shall deliver to Secured Party, within 45 days of the execution hereof and at any time as Secured Party may request thereafter, acknowledgment by each financial institution in which any Deposit Account is held or maintained that the collateral assignment of such Deposit Account has been recorded in the books and records of such financial institution, and that Secured Party shall have dominion and control over such Deposit Account, such acknowledgment to be in form and substance satisfactory to Secured Party.

         Section 4.20 Statement of Account on Deposit Accounts. Debtor shall, from time to time upon written request of Secured Party, provide to Secured Party a copy of any requested statement of account on any Deposit Account received by Debtor from the financial institution in which a Deposit Account is held or maintained. At Secured Party's request, Debtor will use its reasonable efforts to make such arrangements as are necessary or appropriate in order to enable Secured Party to access such information by inquiry of an officer or other representative of any such financial institution or via any automated information system which may be maintained by such financial institution.

                                    ARTICLE 5

                             Rights of Secured Party

         Section 5.1 Power of Attorney. Debtor hereby irrevocably constitutes and appoints Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the name of Debtor or in its own name, to take, after the occurrence and during the continuance of an Event of Default, any and all action and to execute any and all documents and instruments which Secured Party at any time and from time to time deems necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, Debtor hereby gives Secured Party the power and right on behalf of Debtor and in its own name to do any of the following after the occurrence and during the continuance of an Event of Default, without notice to or the consent of Debtor:

                  (a) to demand, sue for, collect or receive, in the name of Debtor or in its own name, any money or Property at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection therewith, endorse checks, notes, drafts, acceptances, money orders, documents of title or any other instruments for the payment of money under the Collateral or any policy of insurance set forth, specified or required by the Credit Agreement;

                  (b) to pay or discharge taxes, Liens or other encumbrances levied or placed on or threatened against the Collateral;

                  (c) to notify post office authorities to change the address for delivery of mail of Debtor to an address designated by Secured Party and to receive, open and dispose of mail addressed to Debtor;

                  (d) (i) to direct account debtors and any other parties liable for any payment under any of the Collateral to make payment of any and all monies due and to become due thereunder directly to Secured Party or as Secured Party shall direct, provided, that Secured Party shall use reasonable efforts to give Debtor prior notice of the form of any such communication and Debtor shall have one (1) business day from receipt of such notice to provide input as to the form of such communication, which input may be accepted or rejected in the reasonable discretion of Secured Party; (ii) to receive payment of and receipt for any and all monies, claims and other amounts due and to become due at any time in respect of or arising out of any Collateral;
         (iii) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, proxies, stock powers, verifications and notices in connection with accounts and other documents relating to the
         Collateral; (iv) to commence and prosecute any suit, action or proceeding at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce  any other  right in respect of any  Collateral;
         (v) to defend any suit, action or proceeding brought against Debtor with respect to any Collateral; (vi) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as Secured Party may deem appropriate; (vii) to exchange any of the Collateral for other Property upon any merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms as Secured Party may determine; (viii) to add or release any guarantor, indorser, surety or other party to any of the Collateral;
         (ix) to renew, extend or otherwise change the terms and conditions of any of the Collateral; (x) to grant or issue any exclusive or nonexclusive license under or with respect to any of the Intellectual Property; (xi) to endorse Debtor's name on all applications, documents, papers and instruments necessary or desirable in order for Secured Party to use any of the Intellectual Property; (xii) to make, settle, compromise or adjust any claims under or pertaining to any of the Collateral (including, without limitation, claims under any policy of insurance); and (xiii) to sell, transfer, pledge, convey, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and to do, at Secured Party's option and Debtor's expense, at any time, or from time to time, all acts and things which Secured Party deems necessary to protect, preserve, maintain or realize upon the Collateral and Secured Party's security interest therein.

         This power of attorney is a power coupled with an interest and shall be irrevocable until this Agreement is terminated in accordance with its terms. Secured Party shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to Secured Party in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. Neither Secured Party nor any Person designated by Secured Party shall be liable for any act or omission or for any error of judgment or any mistake of fact or law except for gross negligence or willful misconduct or as set forth in Section 4.18. This power of attorney is conferred on Secured Party solely to protect, preserve, maintain and realize upon its security interest in the Collateral. Secured Party shall not be responsible for any decline in the value of the Collateral and shall not be required to take any steps to preserve rights against prior parties or to protect, preserve or maintain any Lien given to secure the Collateral.

         Section 5.2 Set-off. Each of Secured Party and the Lenders shall, after the occurrence and during the continuation of an Event of Default, have the right to set-off and apply against the Obligations, at any time and without notice to Debtor, any and all deposits (general or special, time or demand, provisional or final) or other sums at any time credited by or owing from any of Secured Party or the Lenders to Debtor and although such Obligations may be unmatured. The rights and remedies of Secured Party and the Lenders hereunder are in addition to other rights and remedies (including, without limitation, other rights of set-off) that Secured Party and the Lenders may have.

         Section  5.3  [intentionally omitted]

         Section 5.4 Performance by Secured Party. If Debtor shall fail to perform any covenant or agreement contained in this Agreement, Secured Party may perform or attempt to perform such covenant or agreement on behalf of Debtor. In such event, Debtor shall, at the request of Secured Party, promptly pay any amount expended by Secured Party in connection with such performance or attempted performance to Secured Party, together with interest thereon at the Default Rate from and including the date of such expenditure to but excluding the date such expenditure is paid in full. Notwithstanding the foregoing, it is expressly agreed that Secured Party shall not have any liability or responsibility for the performance of any indebtedness, liability or obligation of Debtor under this Agreement.

         Section 5.5 License. If no Event of Default shall have occurred and be continuing, Debtor shall have the exclusive, non-transferable right and license to use the Intellectual Property in the ordinary course of business and the exclusive right to grant to other Persons licenses and sublicenses with respect to the Intellectual Property for full and fair consideration. Debtor agrees not to sell or assign its interest in, or grant any sublicense under, the license granted under this Section 5.5 without the prior written consent of Secured Party.

         Section 5.6 Change of Depository. In the event of the termination by any financial institution in which any Deposit Account is maintained of any agreement with or for the benefit of Secured Party, or if any such financial institution shall fail to comply with any material provisions of any such agreement or any instructions of Secured Party in accordance with any such agreement or this Agreement, or if Secured Party determines in its reasonable discretion that the financial condition of any such financial institution has materially deteriorated, Debtor agrees to transfer the affected Deposit Account(s) to another financial institution reasonably acceptable to Secured Party and cause such substitute financial institution to execute such agreements as Secured Party may require, in form and substance acceptable to Secured Party, to ensure that Secured Party has a perfected, first priority collateral assignment of or security interest in the Deposit Account(s) held with such substitute financial institution. If any affected Deposit Account is a lockbox account, Debtor agrees to notify its account debtors promptly to remit all payments which were being sent to the terminated Deposit Account directly to the substitute Deposit Account.

         Section 5.7 Collection of Deposit Accounts. After the occurrence and during the continuation of an Event of Default, upon written demand from Secured Party to any financial institution in which any of the Deposit Accounts are maintained, each such financial institution is hereby authorized and directed by Debtor to make payment directly to Secured Party of the funds in or credited to the Deposit Accounts, or such part thereof as Secured Party may request, and each such financial institution shall be fully protected in relying upon the written statement of Secured Party that an Event of Default has occurred and is continuing and that the Deposit Accounts are at the time of such demand assigned hereunder and that Secured Party is entitled to payment of the Obligations therefrom. Secured Party's receipt for sums paid to it pursuant to such demand shall be a full and complete release, discharge and acquittance to the depository or other financial institution making such payment to the extent of the amount so paid. Debtor hereby authorizes Secured Party, upon (a) the occurrence and during the continuation of an Event of Default consisting of Debtor's failure to make payment of any of the Obligations, or any part thereof, or (b) any acceleration of the maturity of the Obligations upon the occurrence of any Event of Default, each as provided in the Credit Agreement, including, without limitation pursuant to Section 11.1(a) or Section 11.2(a) of the Credit Agreement, (i) to withdraw, collect and receipt for any and all funds, securities or other investments on deposit in or payable on the Deposit Accounts, (ii) on behalf of Debtor to endorse the name of Debtor upon any checks, drafts or other instruments payable to Debtor evidencing payment on the Deposit Accounts, and (iii) to surrender or present for notation of withdrawal the passbook, certificate or other documents issued to Debtor in connection with the Deposit Accounts. No power granted herein to Secured Party by Debtor shall terminate upon any disability of Debtor.

                                    ARTICLE 6

                                     Default

         Section 6.1 Rights and Remedies. If an Event of Default shall have occurred and be continuing, Secured Party shall have the following rights and remedies (subject to Section 6.3):

                  (a) In addition to all other rights and remedies granted to Secured Party in this Agreement or in any other Loan Document or by applicable law, Secured Party shall have all of the rights and remedies of a secured party under the UCC (whether or not the UCC applies to the affected Collateral) and Secured Party may also, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of Secured Party's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Secured Party may deem commercially reasonable or otherwise as may be permitted by law. Without limiting the generality of the foregoing, Secured Party may (i) without demand or notice to Debtor, collect, receive or take possession of the Collateral or any part thereof and for that purpose Secured Party may enter upon any premises on which the Collateral is located and remove the Collateral therefrom or render it inoperable, and/or
         (ii) sell, lease or otherwise dispose of the Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at Secured Party's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Secured Party may deem commercially reasonable or otherwise as may be permitted by law. Secured Party shall have the right at any public sale or sales, and, to the extent permitted by applicable law, at any private sale or sales, to bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness) and become a purchaser of the Collateral or any part thereof free of any right or equity of redemption on the part of Debtor, which right or equity of redemption is hereby expressly waived and released by Debtor. Upon the request of Secured Party, Debtor shall assemble the Collateral and make it available to Secured Party at any place designated by Secured Party that is reasonably convenient to Debtor and Secured Party. Debtor agrees that Secured Party shall not be obligated to give more than five days prior written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters. Secured Party shall not be obligated to make any sale of Collateral if it shall determine not to do so, regardless of the fact that notice of sale of Collateral may have been given. Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. Debtor shall be liable for all expenses of retaking, holding, preparing for sale or the like, and all attorneys' fees, legal expenses and other costs and expenses incurred by Secured Party in connection with the collection of the Obligations and the enforcement of Secured Party's rights under this Agreement. Debtor shall remain liable for any deficiency if the Proceeds of any sale or other disposition of the Collateral applied to the Obligations are insufficient to pay the Obligations in full. Secured Party may apply the Collateral against the Obligations in such order and manner as Secured Party may elect in its sole discretion. Debtor waives all rights of marshaling, valuation and appraisal in respect of the Collateral. Any cash held by Secured Party as Collateral and all cash proceeds received by Secured Party in respect of any sale of, collection from or other realization upon all or any part of the Collateral may, in the discretion of Secured Party, be held by Secured Party as collateral for, and then or at any time thereafter applied in whole or in part by Secured Party against, the Obligations in such order as Secured Party shall select. Any surplus of such cash or cash proceeds and interest accrued thereon, if any, held by Secured Party and remaining after payment in full of all the Obligations shall be paid over to Debtor or to whomsoever may be lawfully entitled to receive such surplus; provided that Secured Party shall have no obligation to invest or otherwise pay interest on any amounts held by it in connection with or pursuant to this Agreement.

                  (b) Secured Party may cause any or all of the Collateral held by it to be transferred into the name of Secured Party or the name or names of Secured Party's nominee or nominees.

                  (c) Secured Party may exercise any and all rights and remedies of Debtor under or in respect of the Collateral, including, without limitation, any and all rights of Debtor to demand or otherwise require payment of any amount under, or performance of any provision of, any of the Collateral and any and all voting rights and corporate powers in respect of the Collateral.

                  (d) Secured Party may collect or receive all money or Property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so.

                  (e) On any sale of the Collateral, Secured Party is hereby authorized to comply with any limitation or restriction with which compliance is necessary, in the view of Secured Party's counsel, in order to avoid any violation of applicable law or in order to obtain any required approval of the purchaser or purchasers by any applicable Governmental Authority.

                  (f) For purposes of enabling Secured Party to exercise its rights and remedies under this Section 6.1 and enabling Secured Party and its successors and assigns to enjoy the full benefits of the Collateral, Debtor hereby grants to Secured Party an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to Debtor) to use, assign, license or sublicense any of the Intellectual Property that constitutes a part of the Collateral, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and all computer programs used for the completion or printout thereof. This license shall also inure to the benefit of all successors, assigns and transferees of Secured Party.

                  (g) Secured Party may require that Debtor assign all of its right, title and interest in and to the Intellectual Property or any part thereof to Secured Party or such other Person as Secured Party may designate pursuant to documents satisfactory to Secured Party.

         Section 6.2       Registration Rights, Private Sales, Etc.

                  (a) If Secured Party shall determine to exercise its right to sell all or any of the Pledged Shares pursuant to Section 6.1, Debtor agrees that, upon the request of Secured Party (which request may be made by Secured Party in its sole discretion), Debtor will, at its own expense:

                           (i) execute and deliver,  and use its best efforts to
                  cause each issuer of any of the Pledged Shares contemplated to be sold and the directors and officers thereof to execute and deliver, all such agreements, documents and instruments, and do or cause to be done all such other acts and things, as may be reasonably necessary or, in the reasonable opinion of Secured Party, advisable to register such Pledged Shares under the provisions of the Securities Act (as hereinafter defined) and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of Secured Party, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

                           (ii) if reasonably  necessary  or, in the  reasonable
                  opinion of Secured Party, advisable, use its best efforts to qualify such Pledged Shares under all applicable state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of such Pledged Shares, as requested by Secured Party;

                           (iii) if reasonably  necessary or, in the  reasonable
                  opinion of Secured Party, advisable, cause each such issuer to make available to its security holders, as soon as practicable, an earnings statement which will satisfy the provisions of Section 11(a) of the Securities Act;

                           (iv) do or cause to be done all such  other  acts and
                  things as may be reasonably necessary or appropriate to make such sale of the Pledged Shares or any part thereof valid and binding and in compliance with applicable law; and

                           (v) bear all reasonable costs and expenses, including
                  reasonable attorneys' fees, of carrying out its obligations under this Section 6.2.

                  (b) Debtor recognizes that Secured Party may be unable to effect a public sale of any or all of the Pledged Shares by reason of certain prohibitions contained in the Securities Act of 1933, as amended from time to time (the "Securities Act") and applicable state securities laws but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Pledged Shares for their own account for investment and not with a view to the distribution or resale thereof. Debtor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall, to the extent permitted by law, be deemed to have been made in a commercially reasonable manner. Neither Secured Party nor the Lenders shall be under any obligation to delay a sale of any of the Pledged Shares for the period of time necessary to permit the issuer of such securities to register such securities under the Securities Act or under any applicable state securities laws, even if such issuer would agree to do so.

                  (c) Debtor  further  agrees to do or cause to be done,  to the extent that Debtor may do so under applicable law, all such other acts and things as may be necessary to make such sales or resales of any portion or all of the Pledged Shares valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at Debtor's expense. Debtor further agrees that a breach of any of the covenants contained in this
         Section 6.2 will cause irreparable injury to Secured Party and the Lenders and that Secured Party and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 6.2 shall be specifically enforceable against Debtor, and Debtor hereby waives and agrees, to the fullest extent permitted by law, not to assert as a defense against an action for specific performance of such covenants that (i) Debtor's failure to perform such covenants will not cause irreparable injury to Secured Party and the Lenders or (ii) Secured Party and the Lenders have an adequate remedy at law in respect of such breach. Debtor further acknowledges the impossibility of ascertaining the amount of damages which would be suffered by Secured Party and the Lenders by reason of a breach of any of the covenants contained in this
         Section 6.2 and, consequently, agrees that, if Debtor shall breach any of such covenants and Secured Party or any Lender shall sue for damages for such breach, Debtor shall pay to Secured Party or such Lender, as liquidated damages and not as a penalty, an aggregate amount equal to the value of the Pledged Shares on the date Secured Party or such Lender shall demand compliance with this Section 6.2.

                  (d) DEBTOR HEREBY AGREES TO INDEMNIFY, PROTECT AND SAVE HARMLESS SECURED PARTY AND THE LENDERS AND ANY CONTROLLING PERSONS THEREOF WITHIN THE MEANING OF THE SECURITIES ACT FROM AND AGAINST ANY AND ALL LIABILITIES, SUITS, CLAIMS, COSTS AND EXPENSES (INCLUDING REASONABLE COUNSEL FEES AND DISBURSEMENTS) ARISING UNDER THE SECURITIES ACT, THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED, ANY APPLICABLE STATE SECURITIES STATUTE, OR AT COMMON LAW, OR PURSUANT TO ANY OTHER APPLICABLE LAW IN CONNECTION WITH THE SALE OF ANY SECURITIES OR THE EXERCISE OF ANY OTHER RIGHT OR REMEDY OF SECURED PARTY, INSOFAR AS SUCH LIABILITIES, SUITS, CLAIMS, COSTS AND EXPENSES ARISE OUT OF, OR ARE BASED UPON, ANY UNTRUE STATEMENT OR ALLEGED UNTRUE STATEMENT OF A MATERIAL FACT MADE BY ANY LOAN PARTY IN CONNECTION WITH THE SALE OR PROPOSED SALE OF ANY PART OF THE COLLATERAL, OR ARISES OUT OF, OR IS BASED UPON, THE OMISSION OR ALLEGED OMISSION BY ANY LOAN PARTY TO STATE A MATERIAL FACT REQUIRED TO BE STATED IN CONNECTION THEREWITH OR NECESSARY TO MAKE THE STATEMENTS MADE NOT MISLEADING; PROVIDED, HOWEVER, THAT DEBTOR SHALL NOT BE LIABLE IN ANY SUCH CASE TO THE EXTENT THAT ANY SUCH LIABILITIES, SUITS, CLAIMS, COSTS AND EXPENSES ARISE OUT OF, OR ARE BASED UPON, ANY UNTRUE STATEMENT OR ALLEGED UNTRUE STATEMENT OR OMISSION OR ALLEGED OMISSION MADE IN RELIANCE UPON AND IN CONFORMITY WITH WRITTEN INFORMATION FURNISHED TO DEBTOR BY SECURED PARTY OR ANY LENDER SPECIFICALLY FOR

         INCLUSION IN CONNECTION THEREWITH. THE FOREGOING INDEMNITY AGREEMENT IS IN ADDITION TO ANY INDEBTEDNESS, LIABILITY OR OBLIGATION THAT DEBTOR MAY OTHERWISE HAVE TO SECURED PARTY, ANY LENDER OR ANY CONTROLLING PERSON THEREOF.

         Section 6.3 Compliance with Laws. Notwithstanding anything to the contrary contained in any Loan Document or in any other agreement, instrument or document executed by Debtor and delivered to Secured Party, Secured Party will not take any action pursuant to this Agreement or any document referred to herein which would constitute or result in any assignment of any FCC license or any change of control (whether de jure or de facto) of Debtor if such assignment of any FCC license or change of control would require, under then existing law, the prior approval of the FCC or any other Governmental Authority without first obtaining such prior approval of the FCC or other Governmental Authority. Upon the occurrence of an Event of Default or at any time thereafter during the continuance thereof, subject to the terms and conditions of this Agreement, Debtor agrees to take any action which Secured Party may request in order to obtain from the FCC or such other Governmental Authority such approval as may be necessary to enable Secured Party to exercise and enjoy the full rights and benefits granted to Secured Party by this Agreement and the other documents referred to above, including specifically, at the cost and expense of Debtor, the use of Debtor's best efforts to assist in obtaining approval of the FCC or such other Governmental Authority for any action or transaction contemplated by this Agreement for which such approval is or shall be required by law, and specifically, without limitation, upon request, to prepare, sign and file with the FCC or such other Governmental Authority the assignor's or transferor's portion of any application or applications for consent to the assignment of license or transfer of control necessary or appropriate under the FCC's or such other Governmental Authority's rules and regulations for approval of (a) any sale or other disposition of the Collateral by or on behalf of Secured Party, or
(b) any assumption by Secured Party of voting rights in the Collateral effected in accordance with the terms of this Agreement.

                                    ARTICLE 7

                                  Miscellaneous

         Section 7.1 No Waiver; Cumulative Remedies. No failure on the part of Secured Party to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided for in this Agreement are cumulative and not exclusive of any rights and remedies provided by law.

         Section 7.2 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of Debtor and Secured Party and their respective heirs, successors and permitted assigns, except that Debtor may not assign any of its rights, indebtedness, liabilities or obligations under this Agreement without the prior written consent of Secured Party.

         Section 7.3 Entire Agreement; Amendment . THIS AGREEMENT EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER
WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO. The provisions of this Agreement may be amended or waived only by an instrument in writing signed by the parties hereto, except as provided in Section 4.15(a).

         Section 7.4 Notices. All notices and other communications provided for in this Agreement shall be given or made, and shall be deemed effective, as provided in the Credit Agreement.

         Section 7.5 Governing Law; Submission to Jurisdiction; Service of Process. EXCEPT AS MAY BE EXPRESSLY STATED TO THE CONTRARY IN THE CREDIT
AGREEMENT, THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES) AND EACH OF THE PARTIES HERETO CHOOSE THE LAWS OF THE STATE OF NEW YORK TO GOVERN THIS AGREEMENT PURSUANT TO N.Y. GEN. OBLIG. LAW SECTION 5-1401 (CONSOL. 1995) AND APPLICABLE LAWS OF THE U.S. DEBTOR HEREBY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF EACH OF (A) THE U.S. DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, (B) ANY NEW YORK STATE COURT SITTING IN NEW YORK, NEW YORK, (C) THE U.S. DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS, AND
(D) ANY TEXAS STATE COURT SITTING IN DALLAS COUNTY, TEXAS, FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. DEBTOR IRREVOCABLY CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO DEBTOR AT ITS ADDRESS FOR NOTICES SET FORTH UNDERNEATH ITS SIGNATURE HERETO. DEBTOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH

PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

         Section 7.6 Headings. The headings, captions and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

         Section 7.7 Survival of Representations and Warranties. All representations and warranties made in this Agreement or in any certificate delivered pursuant hereto shall survive the execution and delivery of this Agreement, and no investigation by Secured Party shall affect the representations and warranties or the right of Secured Party to rely upon them.

         Section 7.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         Section 7.9 Waiver of Bond. In the event Secured Party seeks to take possession of any or all of the Collateral by judicial process, Debtor hereby irrevocably waives any bonds and any surety or security relating thereto that may be required by applicable law as an incident to such possession, and waives any demand for possession prior to the commencement of any such suit or action.

         Section 7.10 Severability. Any provision of this Agreement which is determined by a court of competent jurisdiction to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         Section 7.11 Construction. Debtor and Secured Party acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement with its legal counsel and that this Agreement shall be construed as if jointly drafted by Debtor and Secured Party.

         Section 7.12 Termination. If all of the Obligations shall have been paid and performed in full and all Commitments of the Lenders shall have expired or terminated, Secured Party shall, upon the written request of Debtor, promptly execute and deliver to Debtor a proper instrument or instruments acknowledging the release and termination of the security interests created by this Agreement, and shall duly assign and deliver to Debtor (without recourse and without any representation or warranty except as may be set forth in Section 4.18 and
Section 5.1) such of the Collateral as may be in the possession of Secured Party and has not previously been sold or otherwise applied pursuant to this Agreement.

         Section 7.13 Waiver of Jury Trial. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF SECURED PARTY IN THE NEGOTIATION, ADMINISTRATION OR ENFORCEMENT THEREOF.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first written above.


                             DEBTOR:

                             GLOBAL NETWORK ASSETS, LLC,
                             a Delaware limited liability company


                             By:  /s/ Steven M. Gallant
                                ---------------------------
                             Name:   Steven M. Gallant
                             Title:  President

                             Address for Notices:
                             -------------------
                             12851 Worldgate Drive
                             Herndon, Virginia 20170
                       Attention:  Chief Financial Officer
                             Telephone:  (703) 234-8000
                             Telecopy:   (703) 234-8309

                             with a copy (which shall not constitute notice) to:

                             717 Office Parkway
                             St. Louis, Missouri 63141
                       Attention:  General Counsel
                             Telephone:        (314) 468-7500
                             Telecopy:         (314) 468-7550


                             SECURED PARTY:
                             -------------

                             NORTEL NETWORKS INC.,
                             as Administrative Agent

                             By:  /s/ Mitchell L. Stone
                                --------------------------
                             Name:    Mitchell L. Stone
                             Title:   Director, Customer Finance

                             Address for Notices:
                             -------------------
                             Nortel Networks Inc.
                             Mail Stop 991 15 A40
                             2221 Lakeside Boulevard
                             Richardson, Texas 75082-4399
                             Attention:     Mitchell L. Stone
                                            Director, Customer Finance
                             Telephone:     972-684-0395
                             Telecopy:      972-684-3679

                             and

                             Nortel Networks Inc.
                             Mail Stop 468/05/B40
                             2100 Lakeside Blvd.
                             Richardson, Texas  75082-4399
                             Attention:     Kimberly Poe
                                            Director, Loan Administration
                             Telephone:     972-684-7687
                             Telecopy:      972-685-3613

STATE OF MISSOURI    ss.
                     ss.
COUNTY OF JEFFERSON  ss.


         This instrument was acknowledged before me this 13th day of September, 2000, by Steven M. Gallant, the President of GLOBAL NETWORK ASSETS, LLC, a Delaware limited liability company, on behalf of such corporation.



         [SEAL]                  /s/ Cheryl L. Butcher
                                 ---------------------
                                 Notary Public in and for the State of Missouri Print Name: Cheryl L. Butcher


My commission expires: 10/11/01


STATE OF TEXAS      ss.
                    ss.
COUNTY OF DALLAS    ss.


         This instrument was acknowledged before me this ____ day of September, 2000, by Mitchell L. Stone, the Director, Customer Finance of NORTEL NETWORKS INC., a Delaware corporation, on behalf of such corporation.


         [SEAL]                   /s/ Dianna L. Irish
                                  -------------------
                                  Notary Public in and for the State of Texas
                                  Print Name: Dianna L. Irish


My commission expires:  07/05/02

                                   SCHEDULE 1
                                   ----------
                              INTELLECTUAL PROPERTY

===================================================================================================================================
                                                         PATENTS
-----------------------------------------------------------------------------------------------------------------------------------
    Owner of Record    Country of Origin       Patent         Application or     Registration or      Issue Date     Expiration
                                          Identification     Registration No.      Filing Date        (if known)        Dat
-----------------------------------------------------------------------------------------------------------------------------------
None.
-----------------------------------------------------------------------------------------------------------------------------------

===================================================================================================================================

===================================================================================================================================
                                                         PATENT LICENSES
-----------------------------------------------------------------------------------------------------------------------------------
              Name of Agreement                                Patent                            Date of Agreement
-----------------------------------------------------------------------------------------------------------------------------------
None
-----------------------------------------------------------------------------------------------------------------------------------

===================================================================================================================================

===================================================================================================================================
                                                           TRADEMARKS
-----------------------------------------------------------------------------------------------------------------------------------
Owner of record             Country of         Trademark       Application or         Filing           Expiration       Goods
                           Registration                        Registration No.        Date               Date
-----------------------------------------------------------------------------------------------------------------------------------
None.
-----------------------------------------------------------------------------------------------------------------------------------

===================================================================================================================================

===================================================================================================================================
                                                         TRADEMARK LICENSES
-----------------------------------------------------------------------------------------------------------------------------------
               Name of Agreement                               Parties                                   Date of Agreement
-----------------------------------------------------------------------------------------------------------------------------------
None.
===================================================================================================================================

===================================================================================================================================
                                                          COPYRIGHTS
===================================================================================================================================
   Owner of Record        Country of         Copyright       Applications or     Registration or      Expiration Date     Title
                         Registration                        Registration No.      Filing Date
===================================================================================================================================
None.
-----------------------------------------------------------------------------------------------------------------------------------

===================================================================================================================================

===================================================================================================================================
                                                        COPYRIGHT LICENSES
===================================================================================================================================
           Name of Agreement                                Copyright                              Date of Approval
===================================================================================================================================
None.
-----------------------------------------------------------------------------------------------------------------------------------

===================================================================================================================================

============================================================================
                          SERVICE MARKS
============================================================================
                           Service Mark
============================================================================
None.
----------------------------------------------------------------------------

============================================================================

                                   SCHEDULE 2

                DEPOSIT ACCOUNTS AND CERTAIN INVESTMENT PROPERTY


None.

                                   SCHEDULE 3

                                 PLEDGED SHARES

=====================================================================================================
                                                                                     Percentage of
                                                                      Number of       Outstanding
                     Class of                                         Shares or        Shares or
        Issuer     Capital Stock    Certificate No(s).   Par Value    Interests        Interests
=====================================================================================================
None.
-----------------------------------------------------------------------------------------------------

=====================================================================================================

                                   SCHEDULE 4

                      LOCATIONS OF INVENTORY AND EQUIPMENT


11 N. Pearl St
Albany, NY  12207

3340 Peachtree Rd NE
Suite 200
Atlanta, GA 30326

1190 Allene Ave SW Atlanta, GA
30310

621 Pleasant Valley North
Austin, TX  78702

900 Fleet Street
Baltimore, MD 21202

109 Brookline Ave
Boston, MA 02215

99 Summer St., 12 Fl
Boston, MA  02110

Main Place Tower
350 Main St., 19th Fl.
Buffalo, NY 14202

Avnet in Arizona
7300 W Detroit St
Chandler, AZ 85226

113 North Myers, 3rd Floor
Charlotte, NC 28202

10 S. Lasalle St., Suite 2416
24th Floor Comm Rm
Chicago, IL 60603

600 S. Federal, Suite 400
Chicago, IL  60607

4200 West 40th Street Chicago, IL
60632

105 E. 4th Street, Suite 150C
Cincinnati, OH  45202

1350 Euclid Ave, Suite 150
Cleveland, OH 44115

266 North 5th St.
Columbus, OH 43215

760 Office Parkway
Creve Coeur, MO 63141

13601 Preston Rd
Dallas, TX 75240

600 N. Pearl St., Suite 800
Dallas, TX 75201

4518 So. Miami Blvd.
Durham, NC 27703

6050 Race Rd
Elkridge, MD 21227

8765 East Orchard Rd, Suite 708
Englewood, CO 80111

1400 East Presido
Ft. Worth, TX 76102

301 S. Elm St, Suite 650
Greensboro, NC 27401

587 McDonnell Blvd.
Hazelwood, MO 63042

12851 Worldgate Dr.
Herndon, VA 20170

1301 Fannin St, Suite 1075
Houston, TX 77002

1301 Fannin, 12 Fl.
Houston, TX 77002

6535-43 Hillsdale Ct.
Indianapolis, IN 46250

17770 Cartwright Rd.
Irvine, CA 92614

6620 S Southpoint, Dr Suite 100
Jacksonville, FL 32216

324 E. 11th  Colo Room
Kansas City,  MO  64106

7185 Pollock Dr. Bldg 19
Las Vegas, NV 89119

3080 Ogden Ave.
Lisle, IL  60532

515 S. Flower, Suite 1000
Los Angeles, CA  90071

700 S Flower St., 3rd Floor
Los Angeles, CA 90017

332 West Broadway, Suite 225
Louisville, KY 40202

1 NE 1st Street, 5th Floor
Miami, FL  33132

200 S Biscayne Blvd, 9th Fl.
Miami, FL 33131

511 Eleventh Avenue
Suite 420 4th Floor
Minneapolis, MN 55415

1 American Center, Ste 1300
3100 West End Ave.
Nashville, TN 37203

Sprint Kansas City
500 Sumner Way
New Century, KS 66031

1 State Street Plaza
22nd Fl Data Comm. Rm.
New York, NY 10004

67 Broad St.
New York, NY 10004

60 Hudson 13th Fl.
New York, NY 10013

111-8th Ave 5th Fl.
New York, NY 10013

165 Halsey St. 5th Floor
Newark, NJ 07102

1724 Lovitt Ave
Norfolk, VA  23504

125 St. Paul Street
Norfolk, VA 23510

Bank One Building
100 N. Broadway, Suite 2200
Oklahoma City, OK 73102

100 S. Lucerne Circle West
Suite 202
Orlando, FL 32801

2405 Bird St
Oroville, CA 95965

2130 Arch St.
3rd Floor
Philadelphia, PA  19103

120 E. Van Buren St.
2nd floor West
Phoenix, AZ  85004

2500 Allegheny Center
Office Concourse, 2nd Floor
Pittsburgh, PA 15212

10340 SW Nimbus
Portland OR 97208

3 Regency Plaza
Network Op Center
Providence, RI 02903

282 South Sycamore
Rialto, CA 92376

701 E Cary St
Richmond, VA 23219

1411 I St.
Sacramento, CA 95814

2055 Westport Center Drive
St. Louis, MO 63141

900 Walnut
St. Louis, MO 63102

717 Office Parkway
St. Louis, MO  63141

847 Earl St.
St. Paul, MN 55106

118 S 1000 West
Salt Lake City, UT 84104

323 Broadway St., #200
San Antonio, TX 78205

San Diego Tech Center
9645 Scranton
San Diego, CA 92121

444 Market St., 13th Floor
1 Front St.
San Francisco, CA  94111

55 S. Market
San Jose, CA 95113

3450 Garrett Dr.
Santa Clara, CA 95054

Westin Bldg.
2001 6TH Ave. Suite 2700
Seattle, WA 98121

4000 Town Center 1st Floor
Southfield, MI  48075

26 Fahey St.,
Stamford, CT 06907

655 N Franklin, 10th Fl.
Tampa, FL 33602

705 South Elgin St., 1st Floor
Tulsa, OK  74120

1411 K Street NW
Suite 1402, 14th Fl.
Washington, DC 20036

1331 F St. NW, 2nd Floor
Washington, DC 20004

                                   SCHEDULE 5

                              TRADE AND OTHER NAMES


None.

                                   SCHEDULE 6

                            JURISDICTIONS FOR FILING
                           UCC-1 FINANCING STATEMENTS

                                     GLOBAL

-------------------------------------------------------------------------------------------------------
               Jurisdiction                CC-1 Financing Statement       UCC-1 Financing Statement
                                                                            Transmitting Utility
-------------------------------------------------------------------------------------------------------
1.      Arizona Secretary of State                 X                               X
-------------------------------------------------------------------------------------------------------
2.      California Secretary of State              X                               X
-------------------------------------------------------------------------------------------------------
3.      Colorado Secretary of State                X                               X
-------------------------------------------------------------------------------------------------------
4.      Connecticut Secretary of State             X                               X
-------------------------------------------------------------------------------------------------------
5.      Delaware Secretary of State                X                               X
-------------------------------------------------------------------------------------------------------
6.      District of Columbia Recorder of           X                               X
        Deeds
-------------------------------------------------------------------------------------------------------
7.      Florida Department of State                X                               X
-------------------------------------------------------------------------------------------------------
8.      Fulton County, Georgia                     X                               X
-------------------------------------------------------------------------------------------------------
9.      Illinois Secretary of State                X                               X
-------------------------------------------------------------------------------------------------------
10.     Indiana Secretary of State                 X                               X
-------------------------------------------------------------------------------------------------------
11.     Marion County, Indiana                     X                              N/A
-------------------------------------------------------------------------------------------------------
12.     Kansas Secretary of State                  X                               X
-------------------------------------------------------------------------------------------------------
13.     Kentucky Secretary of State                X                               X
-------------------------------------------------------------------------------------------------------
14.     Jefferson County, Kentucky                 X                              N/a
-------------------------------------------------------------------------------------------------------
15.     Maryland Department of                     X                               X
        Assessments and Taxation
-------------------------------------------------------------------------------------------------------
16.     Massachusetts Secretary of State           X                               X
-------------------------------------------------------------------------------------------------------
17.     Boston Town Clerk, Massachusetts           X                              N/a
-------------------------------------------------------------------------------------------------------
18.     Michigan Secretary of State                X                               X
-------------------------------------------------------------------------------------------------------
19.     Minnesota Secretary of State               X                               X
-------------------------------------------------------------------------------------------------------
20.     Missouri Secretary of State                X                               X
-------------------------------------------------------------------------------------------------------
21.     St. Louis County, Missouri                 X                              N/a
-------------------------------------------------------------------------------------------------------
22.     St. Louis City, Missouri                   X                              N/a
-------------------------------------------------------------------------------------------------------
23.     Jackson County, Missouri                   X                              N/a
-------------------------------------------------------------------------------------------------------
24.     Nevada Secretary of State                  X                               X
-------------------------------------------------------------------------------------------------------
25.     New Jersey Secretary of State              X                               X
-------------------------------------------------------------------------------------------------------
26.     New York Secretary of State                X                               X
-------------------------------------------------------------------------------------------------------
27.     Albany County, New York                    X                              N/a
-------------------------------------------------------------------------------------------------------
28.     Erie County, New York                      X                              N/a
-------------------------------------------------------------------------------------------------------
29.     New York County, New York                  X                              N/a
-------------------------------------------------------------------------------------------------------
30.     North Carolina Secretary of State          X                               X
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
               Jurisdiction                CC-1 Financing Statement       UCC-1 Financing Statement
                                                                            Transmitting Utility
-------------------------------------------------------------------------------------------------------
31.     Durham County, North Carolina              X                               X
-------------------------------------------------------------------------------------------------------
32.     Guilford County, North Carolina            X                               X
-------------------------------------------------------------------------------------------------------
33.     Mecklenburg County, North Carolina         X                               X
-------------------------------------------------------------------------------------------------------
34.     Ohio Secretary of State                    X                               X
-------------------------------------------------------------------------------------------------------
35.     Cuyahoga County, Ohio                      X                               X
-------------------------------------------------------------------------------------------------------
36.     Franklin County, Ohio                      X                               X
-------------------------------------------------------------------------------------------------------
37.     Hamilton County, Ohio                      X                               X
-------------------------------------------------------------------------------------------------------
38.     Oklahoma Secretary of State               n/a                              X
-------------------------------------------------------------------------------------------------------
39.     Oklahoma County, Oklahoma                  X                              N/a
-------------------------------------------------------------------------------------------------------
40.     Oregon Secretary of State                  X                               X
-------------------------------------------------------------------------------------------------------
41.     Pennsylvania Secretary of                  X                               X
        Commonwealth
-------------------------------------------------------------------------------------------------------
42.     Allegheny County Prothonotary,             X                              N/a
        Pennsylvania
-------------------------------------------------------------------------------------------------------
43.     Philadelphia County Prothonotary           X                              N/a
        Pennsylvania
-------------------------------------------------------------------------------------------------------
44.     Rhode Island Secretary of State            X                               X
-------------------------------------------------------------------------------------------------------
45.     Tennessee Secretary of State               X                               X
-------------------------------------------------------------------------------------------------------
46.     Texas Secretary of State                   X                               X
-------------------------------------------------------------------------------------------------------
47.     Utah Division of Corporations and          X                               X
        Commercial Code
-------------------------------------------------------------------------------------------------------
48.     Virginia State Corporation                 X                               X
        Commission
-------------------------------------------------------------------------------------------------------
49.     Fairfax County, Virginia                   X                               X
-------------------------------------------------------------------------------------------------------
50.     Norfolk City, Virginia                     X                               X
-------------------------------------------------------------------------------------------------------
51.     Richmond City, Virginia                    X                               X
-------------------------------------------------------------------------------------------------------
52.     Washington Department of                   X                               X
        Licensing, UCC Division
-------------------------------------------------------------------------------------------------------

                                    EXHIBIT A

                          COPYRIGHT SECURITY AGREEMENT

                          COPYRIGHT SECURITY AGREEMENT
                          ----------------------------
                          (Global Network Assets, LLC)

         THIS COPYRIGHT SECURITY AGREEMENT ("Agreement") is between Global Network Assets, LLC, a Delaware limited liability company ("Debtor"), and Nortel Networks Inc., a Delaware corporation ("Secured Party"), acting in its capacity as Administrative Agent pursuant to that certain Amended and Restated Credit Agreement dated as of September 5, 2000 (as the same may be amended, modified, supplemented, renewed, extended or restated from time to time, the "Credit Agreement") among Borrower, Holdings, Secured Party and each of the Lenders party thereto.

                                R E C I T A L S:
                                 ---------------

         A. Debtor and Secured Party have entered into that certain Amended and Restated Pledge and Security Agreement, dated as of September 5, 2000 (as the same may be amended, modified, supplemented, renewed, extended or restated from time to time, the "Security Agreement"; all terms defined in the Security Agreement, wherever used herein, shall have the same meanings herein as are prescribed by the Security Agreement).

         B. Pursuant to the terms of the Security Agreement, Debtor has granted to Secured Party a lien and security interest in all General Intangibles of Debtor including, without limitation, all of Debtor's right, title, and interest in, to and under all now owned and hereafter acquired Copyrights and Copyright Licenses, and all products and Proceeds thereof, to secure the payment of the Obligations (as defined in the Credit Agreement).

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor hereby grants to Secured Party a lien and continuing security interest in all of Debtor's right, title, and interest in, to, and under the following (all of the following items or types of Property being herein collectively referred to as the "Copyright Collateral"), whether presently existing or hereafter created or acquired:

                  (1) each Copyright, each registration of a Copyright ("Copyright Registration"), and each application for registration of a Copyright ("Copyright Application"), including, without limitation, each Copyright, Copyright Registration, and Copyright Application referred to in Schedule 1 annexed hereto;

                  (2) each Copyright License, including, without limitation, each Copyright License referred to in Schedule 1 annexed hereto; and

                  (3) all products and Proceeds of the foregoing, including, without limitation, any claim by Debtor against third parties for past, present, or future infringement or breach of any Copyright, Copyright Registration, Copyright Application, or Copyright License, including, without limitation, any Copyright, Copyright Registration, or Copyright License listed in Schedule 1 annexed hereto, and any Copyright Registration issued pursuant to a Copyright Application referred to in
         Schedule 1 annexed hereto.

The lien and security interest contained in this Agreement is granted in conjunction with the liens and security interests granted to Secured Party pursuant to the Security Agreement.

         Debtor hereby acknowledges and affirms that the rights and remedies of Secured Party with respect to the liens and security interests in the Copyright Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

         IN WITNESS WHEREOF, Debtor has caused this Agreement to be duly executed by its duly authorized officer as of the ____ day of _________, ____.


                                         DEBTOR:
                                         ------

                                         GLOBAL NETWORK ASSETS, LLC,
                                         a Delaware limited liability company


                                         By:
                                            ------------------------------
                                         Name:
                                              ----------------------------
                                         Title:
                                               ---------------------------


                                         SECURED PARTY:
                                         -------------

                                         NORTEL NETWORKS INC.,
                                         as Administrative Agent

                                         By:
                                            ------------------------------
                                         Name:
                                              ----------------------------
                                         Title:
                                               ---------------------------

                                 ACKNOWLEDGMENT


STATE OF ______________)
                            )
COUNTY OF _____________     )

         This instrument was acknowledged before me this _____ day of _________, _____, by _________________, as _________ of Global Network Assets, LLC, a
Delaware limited liability company, on behalf of such company.




                                    _____________________________________
         {Seal}                     Notary Public in and for the State of

My commission expires:_____________


STATE OF ______________)
                            )
COUNTY OF _____________     )

         This instrument was acknowledged before me this _____ day of _________, ____, by _________________, as __________________________ of Nortel Networks
Inc., a Delaware corporation, on behalf of such corporation.




                                    _____________________________________
         {Seal}                     Notary Public in and for the State of

My commission expires:_____________

                                   Schedule 1
                                       to
                          Copyright Security Agreement


                                   COPYRIGHTS
                                   ----------

--------------------------------------------------------------------------------------------------------------------------
OWNER OF RECORD     COUNTRY OF        COPYRIGHT      APPLICATION OR        REGISTRATION OR     EXPIRATION DATE    TITLE
                    REGISTRATION                     REGISTRATION NO.      FILING DATE
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------


                               COPYRIGHT LICENSES
                               ------------------

--------------------------------------------------------------------------------
NAME OF AGREEMENT                COPYRIGHT              DATE OF AGREEMENT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    EXHIBIT B

                            PATENT SECURITY AGREEMENT

                            PATENT SECURITY AGREEMENT
                            -------------------------
                          (Global Network Assets, LLC)


         THIS PATENT SECURITY AGREEMENT ("Agreement") is between Global Network Assets, LLC, a Delaware limited liability company ("Debtor"), and Nortel Networks Inc., a Delaware corporation ("Secured Party"), acting in its capacity as Administrative Agent pursuant to that certain Amended and Restated Credit Agreement dated as of September 5, 2000 (as the same may be amended, modified, supplemented, renewed, extended or restated from time to time, the "Credit Agreement") among Borrower, Holdings, Secured Party and each of the Lenders party thereto.

                                R E C I T A L S:
                                 ---------------

         A. Debtor and Secured Party have entered into that certain Amended and Restated Pledge and Security Agreement, dated as of September 5, 2000 (as the same may be amended, modified, supplemented, renewed, extended or restated from time to time, the "Security Agreement"; all terms defined in the Security Agreement, wherever used herein, shall have the same meanings herein as are prescribed by the Security Agreement).

         B. Pursuant to the terms of the Security Agreement, Debtor has granted to Secured Party a lien and security interest in all General Intangibles of Debtor including, without limitation, all of Debtor's right, title, and interest in, to and under all now owned and hereafter acquired Patents and Patent Licenses, and all products and Proceeds thereof, to secure the payment of the Obligations (as defined in the Credit Agreement).

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor hereby grants to Secured Party a lien and continuing security interest in all of Debtor's right, title, and interest in, to, and under the following (all of the following items or types of Property being herein collectively referred to as the "Patent Collateral"), whether presently existing or hereafter created or acquired:

                  (1) each Patent and each application for a Patent ("Patent Application"), including, without limitation, each Patent and Patent Application referred to in Schedule 1 annexed hereto, together with any reissues, continuations, divisions, modifications, substitutions or extensions thereof;

                  (2) each Patent License, including, without limitation, each Patent License referred to in Schedule 1 annexed hereto; and

                  (3) all products and Proceeds of the foregoing, including, without limitation, any claim by Debtor against third parties for past, present, or future infringement or breach of any Patent or Patent License, including, without limitation, any Patent or Patent License referred to in Schedule 1 annexed hereto, and any Patent issued pursuant to a Patent Application referred to in Schedule 1 annexed hereto.

The lien and security interest contained in this Agreement is granted in conjunction with the liens and security interests granted to Secured Party pursuant to the Security Agreement.

         Debtor hereby acknowledges and affirms that the rights and remedies of Secured Party with respect to the liens and security interests in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

         IN WITNESS WHEREOF, Debtor has caused this Agreement to be duly executed by its duly authorized officer as of the ___ day of ___________, _____.


                                      DEBTOR:
                                      ------

                                      GLOBAL NETWORK ASSETS, LLC,
                                      a Delaware limited liability company


                                      By:
                                         -----------------------------
                                      Name:
                                           ---------------------------
                                      Title:
                                            --------------------------


                                      SECURED PARTY:
                                      -------------

                                      NORTEL NETWORKS INC.,
                                      as Administrative Agent

                                      By:
                                         -----------------------------
                                      Name:
                                           ---------------------------
                                      Title:
                                            --------------------------

                                 ACKNOWLEDGMENT


STATE OF ______________)
                           )
COUNTY OF _____________    )

         This instrument was acknowledged before me this _______ day of _________, ____, by _____________________, as ___________ of Global Network
Assets, LLC, a Delaware limited liability company, on behalf of such company.




                                       _________________________________________
         {Seal}                        Notary Public in and for the State of

My commission expires:_______________




STATE OF ______________)
                           )
COUNTY OF _____________    )

         This  instrument  was  acknowledged   before  me  this  ______  day  of
_________, ____, by _______________, as _____________ of Nortel Networks Inc., a
Delaware corporation, on behalf of such corporation.




                                       _________________________________________
         {Seal}                        Notary Public in and for the State of

My commission expires:_______________

                                   Schedule 1
                                       to
                            Patent Security Agreement
                            -------------------------

                                     PATENTS
                                     -------

=====================================================================================================================
OWNER OF RECORD   COUNTRY OF        PATENT         APPLICATION OR    REGISTRATION OR   ISSUE DATE    EXPIRATION DATE
                    ORIGIN      IDENTIFICATION    REGISTRATION NO.     FILING DATE     (IF KNOWN)
=====================================================================================================================

---------------------------------------------------------------------------------------------------------------------

=====================================================================================================================

                                 PATENT LICENSES
                                 ---------------

--------------------------------------------------------------------------------------------
NAME OF AGREEMENT                      PATENT                       DATE OF AGREEMENT
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

                                    EXHIBIT C

                          TRADEMARK SECURITY AGREEMENT

                          TRADEMARK SECURITY AGREEMENT
                          ----------------------------
                          (Global Network Assets, LLC)


         THIS TRADEMARK SECURITY AGREEMENT ("Agreement") is between Global Network Assets, LLC, a Delaware limited liability company ("Debtor"), and Nortel Networks Inc., a Delaware corporation ("Secured Party"), acting in its capacity as Administrative Agent pursuant to that certain Amended and Restated Credit Agreement dated as of September 5, 2000 (as the same may be amended, modified, supplemented, renewed, extended or restated from time to time, the "Credit Agreement") among Borrower, Holdings, Secured Party and each of the Lenders party thereto.

                                R E C I T A L S:
                                 ---------------

         A. Debtor and Secured Party have entered into that certain Amended and Restated Pledge and Security Agreement, dated as of September 5, 2000 (as the same may be amended, modified, supplemented, renewed, extended or restated from time to time, the "Security Agreement"; all terms defined in the Security Agreement, wherever used herein, shall have the same meanings herein as are prescribed by the Security Agreement).

         B. Pursuant to the terms of the Security Agreement, Debtor has granted to Secured Party a lien and security interest in all General Intangibles of Debtor, including, without limitation, all of Debtor's right, title, and interest in, to and under all now owned and hereafter acquired Trademarks, together with the goodwill of the business symbolized by Debtor's Trademarks, and Trademark Licenses, and all products and Proceeds thereof, to secure the payment of the Obligations (as defined in the Credit Agreement).

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor hereby grants to Secured Party a lien and continuing security interest in all of Debtor's right, title, and interest in, to, and under the following (all of the following items or types of Property being herein collectively referred to as the "Trademark Collateral"), whether presently existing or hereafter created or acquired:

                  (1) each Trademark, trademark registration ("Trademark Registration") and trademark application ("Trademark Application"), including, without limitation, each Trademark, Trademark Registration and Trademark Application referred to in Schedule 1 annexed hereto, together with the goodwill of the business symbolized thereby; and

                  (2) each Trademark License, including, without limitation, each Trademark License listed in Schedule 1 annexed hereto; and

                  (3) all  products and  proceeds of the  foregoing,  including, without limitation, any claim by Debtor against third parties for past, present or future (a) infringement, dilution or breach of any Trademark, Trademark Registration, Trademark Application and Trademark License, including, without limitation, any Trademark, Trademark Registration and

         Trademark License referred to in Schedule 1 annexed hereto, and any Trademark Registration issued pursuant to a Trademark Application referred to in Schedule 1 annexed hereto; or (b) injury to the goodwill associated with any Trademark, Trademark Registration and Trademark Application.

The lien and security interest contained in this Agreement is granted in conjunction with the liens and security interests granted to Secured Party pursuant to the Security Agreement.

         Debtor hereby acknowledges and affirms that the rights and remedies of Secured Party with respect to the liens and security interests in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

         IN WITNESS WHEREOF, Debtor has caused this Agreement to be duly executed by its duly authorized officer as of the ___ day of __________, _____.


                                       DEBTOR:
                                       ------

                                       GLOBAL NETWORK ASSETS, LLC,
                                       a Delaware limited liability company



                                       By:
                                          --------------------------------
                                       Name:
                                            ------------------------------
                                       Title:
                                             -----------------------------

                                       SECURED PARTY:
                                       -------------

                                       NORTEL NETWORKS INC.,
                                       as Administrative Agent



                                       By:
                                          --------------------------------
                                       Name:
                                            ------------------------------
                                       Title:
                                             -----------------------------

                                 ACKNOWLEDGMENT
                                 --------------



STATE OF ______________)
                            )
COUNTY OF _____________     )

         This instrument was acknowledged before me this _____ day of _________, ____, by _________________, as _________ of Global Network Assets, LLC, a
Delaware limited liability company, on behalf of such company.




                                       _________________________________________
         {Seal}                        Notary Public in and for the State of


My commission expires:_____________________




STATE OF ______________)
                           )
COUNTY OF _____________    )

         This instrument was acknowledged before me this ____ day of _________, ____, by _________________, as ______________________ of Nortel Networks Inc., a
Delaware corporation, on behalf of such corporation.




                                       _________________________________________
         {Seal}                        Notary Public in and for the State of


My commission expires:_____________________

                                   Schedule 1
                                       to
                          Trademark Security Agreement
                          ----------------------------

                                   TRADEMARKS
                                   ----------

=============================================================================================================
 OWNER OF RECORD      COUNTRY OF      TRADEMARK       APPLICATION OR      FILING     EXPIRATION     GOODS
                     REGISTRATION                     REGISTRATION NO.     DATE         DATE
=============================================================================================================

-------------------------------------------------------------------------------------------------------------

=============================================================================================================

                                    EXHIBIT D
                                    ---------

                                FORM OF AMENDMENT

                   AMENDMENT TO PLEDGE AND SECURITY AGREEMENT


         This Amendment, dated _______________,  _____, is delivered pursuant to
Section 4.17(b) of the Pledge and Security Agreement referred to below. The undersigned hereby agrees that this Amendment may be attached to that certain Pledge and Security Agreement, dated as of September 5, 2000 (the "Security Agreement"), between the undersigned and Nortel Networks Inc., as Administrative Agent ("Administrative Agent") under that certain Amended and Restated Credit Agreement dated as of September 5, 2000 among Borrower, Holdings, Administrative Agent and the Lenders party thereto, and that the Capital Stock, notes or other securities or instruments listed on Schedule 1 annexed hereto shall be and become part of the Collateral referred to in the Security Agreement and shall secure payment and performance of all Obligations as provided in the Security Agreement.

         Capitalized terms used herein but not defined herein shall have the meanings therefor provided in the Security Agreement.


                                        GLOBAL NETWORK ASSETS, LLC,
                                        a Delaware limited liability company


                                        By:
                                           ------------------------------
                                        Name:
                                             ----------------------------
                                        Title:
                                              ---------------------------

                                   Schedule 1
                                       to
                         Amendment to Security Agreement
                         -------------------------------


                                                                          Number of         Percentage of
                          Class of          Certificate                   Shares or       Outstanding Shares
      Issuer            Capital Stock         No(s).         Par Value    Interests          or Interests
      ------            -------------         ------         ---------    ---------          ------------


